UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Small-Cap Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
Small-Cap Fund

Calvert
Small-Cap Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.
Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.
Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Small-Cap Fund (the Fund) returned 38.43% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2000® Index (the Index), which returned 47.68%.
Stock selection overall was the largest detractor from performance relative to the Index. Selections in the industrials, financials, and consumer staples sectors in particular weakened relative returns during the period. An underweight exposure to energy, the strongest performing sector within the Index, also hurt relative performance. An underweight exposure to health care, one of the weakest-performing sectors within the Index, contributed to relative returns.
Mercury Systems, Inc. is a commercial technology company serving the aerospace & defense industry. The stock underperformed as investors anticipated reduced defense spending under the Biden administration. However, the Fund maintained its position in the company during the period.
Within the health care equipment & supplies industry, Haemonetics Corp. develops and distributes hematology products. Share prices of the company dropped sharply after a key customer decided not to renew its plasma collection contract. By period-end, the stock was sold from the Fund. Emergent BioSolutions, Inc. (Emergent), a biotechnology company targeting public health threats, partnered with Johnson & Johnson (J&J) and AstraZeneca to manufacture COVID-19 vaccines. The stock price of Emergent was weakened by manufacturing setbacks with J&J’s vaccine. By period-end, Emergent was sold from the Fund.
Among contributors to Fund performance relative to the Index during the period, First Citizens BancShares, Inc. (First Citizens) provides banking services to retail and commercial customers. During the period, First Citizens’ share price rose more than 100% after it announced a merger with CIT Group, Inc. By period-end, First Citizens was sold from the Fund.
The share price of Ambarella, Inc., a developer of semiconductors for high-definition video, surged after the company reported better-than-
expected revenue and earnings. The share price of Tempur Sealy International, Inc., a manufacturer of mattresses and pillows, rose on strong earnings growth, improved efficiency, and continued high demand for home products as consumers remained more home-focused than normal during the period because of the pandemic.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Small-Cap Fund
September 30, 2021
Performance

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/01/2004	10/01/2004	38.43%	13.57%	14.60%
Class A with 4.75% Maximum Sales Charge	—	—	31.87	12.47	14.04
Class C at NAV	04/01/2005	10/01/2004	37.35	12.72	13.70
Class C with 1% Maximum Sales Charge	—	—	36.35	12.72	13.70
Class I at NAV	04/29/2005	10/01/2004	38.73	13.93	15.12
Class R6 at NAV	02/01/2019	10/01/2004	38.83	13.97	15.14

Russell 2000® Index	—	—	47.68%	13.44%	14.62%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.22%	1.97%	0.97%	0.91%
Net	1.21	1.96	0.96	0.90
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$36,142	N.A.
Class I	$250,000	09/30/2011	$1,023,604	N.A.
Class R6	$1,000,000	09/30/2011	$4,101,092	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Small-Cap Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
National Vision Holdings, Inc.	2.6%
Performance Food Group Co.	2.4
AZEK Co., Inc. (The)	2.3
Terminix Global Holdings, Inc.	2.0
LHC Group, Inc.	2.0
Minerals Technologies, Inc.	2.0
SouthState Corp.	1.9
CBIZ, Inc.	1.9
Chemed Corp.	1.9
Commerce Bancshares, Inc.	1.9
Total	20.9%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Small-Cap Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
Small-Cap Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,015.30	$6.01	1.19%
Class C	$1,000.00	$1,011.30	$9.78	1.94%
Class I	$1,000.00	$1,016.40	$4.80	0.95%
Class R6	$1,000.00	$1,016.90	$4.30	0.85%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.02	1.19%
Class C	$1,000.00	$1,015.34	$9.80	1.94%
Class I	$1,000.00	$1,020.31	$4.81	0.95%
Class R6	$1,000.00	$1,020.81	$4.31	0.85%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
6

Calvert
Small-Cap Fund
September 30, 2021
Schedule of Investments

Common Stocks — 98.2%

Security	Shares	Value
Aerospace & Defense — 1.1%
Hexcel Corp.(1)	405,372	$ 24,075,043
Mercury Systems, Inc.(1)	131,563	6,238,717
		$ 30,313,760
Auto Components — 3.8%
Dana, Inc.	1,466,775	$ 32,621,076
Dorman Products, Inc.(1)	486,639	46,070,114
Visteon Corp.(1)	280,435	26,470,260
		$ 105,161,450
Automobiles — 0.5%
Harley-Davidson, Inc.(2)	367,902	$ 13,468,892
		$ 13,468,892
Banks — 11.8%
Commerce Bancshares, Inc.	761,723	$ 53,076,859
Community Bank System, Inc.	718,044	49,128,570
Glacier Bancorp, Inc.	521,391	28,858,992
Independent Bank Corp.	440,340	33,531,891
Independent Bank Group, Inc.	401,142	28,497,128
Pinnacle Financial Partners, Inc.	526,538	49,536,695
SouthState Corp.(1)	729,008	54,435,027
Stock Yards Bancorp, Inc.	183,052	10,736,000
UMB Financial Corp.	235,436	22,769,015
		$ 330,570,177
Biotechnology — 1.0%
Neurocrine Biosciences, Inc.(1)	302,737	$ 29,035,506
		$ 29,035,506
Building Products — 4.2%
AAON, Inc.	219,814	$ 14,362,647
AZEK Co., Inc. (The)(1)	1,751,293	63,974,733
CSW Industrials, Inc.	300,219	38,337,966
		$ 116,675,346
Capital Markets — 1.1%
Cohen & Steers, Inc.	377,148	$ 31,593,688
		$ 31,593,688
Chemicals — 3.4%
Minerals Technologies, Inc.	786,557	$ 54,933,141
Quaker Chemical Corp.(2)	172,151	40,923,736
		$ 95,856,877
Security	Shares	Value
Commercial Services & Supplies — 3.1%
Casella Waste Systems, Inc., Class A(1)	249,278	$ 18,930,171
Herman Miller, Inc.	1,082,872	40,780,959
Kimball International, Inc., Class B	781,059	8,747,861
Viad Corp.(1)	402,207	18,264,220
		$ 86,723,211
Diversified Consumer Services — 2.0%
Terminix Global Holdings, Inc.(1)	1,354,163	$ 56,427,972
		$ 56,427,972
Electronic Equipment, Instruments & Components — 1.1%
National Instruments Corp.	758,574	$ 29,758,858
		$ 29,758,858
Equity Real Estate Investment Trusts (REITs) — 7.3%
CubeSmart	1,028,154	$ 49,814,061
EastGroup Properties, Inc.	209,985	34,989,801
Essential Properties Realty Trust, Inc.	1,846,554	51,555,788
Rexford Industrial Realty, Inc.	519,891	29,503,814
STORE Capital Corp.	1,236,774	39,613,871
		$ 205,477,335
Food & Staples Retailing — 3.0%
Chefs' Warehouse, Inc. (The)(1)	489,054	$ 15,928,489
Performance Food Group Co.(1)	1,478,048	68,670,110
		$ 84,598,599
Food Products — 1.8%
J&J Snack Foods Corp.	91,618	$ 14,001,063
Nomad Foods, Ltd.(1)	1,357,193	37,404,239
		$ 51,405,302
Gas Utilities — 1.5%
ONE Gas, Inc.	666,629	$ 42,244,280
		$ 42,244,280
Health Care Equipment & Supplies — 5.5%
Envista Holdings Corp.(1)	1,058,374	$ 44,250,617
ICU Medical, Inc.(1)	136,652	31,891,844
Integra LifeSciences Holdings Corp.(1)	712,495	48,791,657
Ortho Clinical Diagnostics Holdings PLC(1)	777,350	14,365,428
Tandem Diabetes Care, Inc.(1)	112,352	13,412,582
		$ 152,712,128
Health Care Providers & Services — 9.0%
Addus HomeCare Corp.(1)	474,395	$ 37,833,001

7
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Agiliti, Inc.(1)	1,705,640	$ 32,475,386
AMN Healthcare Services, Inc.(1)	127,076	14,581,971
Apria, Inc.(1)(2)	320,160	11,893,944
Chemed Corp.	115,720	53,823,686
LHC Group, Inc.(1)	355,734	55,818,222
R1 RCM, Inc.(1)	2,092,864	46,063,937
		$ 252,490,147
Hotels, Restaurants & Leisure — 2.4%
Choice Hotels International, Inc.	307,745	$ 38,889,736
Wyndham Hotels & Resorts, Inc.	375,847	29,011,630
		$ 67,901,366
Household Durables — 1.0%
Tempur Sealy International, Inc.	590,293	$ 27,395,498
		$ 27,395,498
Independent Power and Renewable Electricity Producers — 0.4%
Sunnova Energy International, Inc.(1)	326,145	$ 10,743,216
		$ 10,743,216
Insurance — 5.0%
AMERISAFE, Inc.	301,629	$ 16,939,485
James River Group Holdings, Ltd.	69,990	2,640,723
Kinsale Capital Group, Inc.	87,074	14,079,866
RLI Corp.	291,537	29,232,415
Ryan Specialty Group Holdings, Inc.(1)(2)	1,188,920	40,268,720
Selective Insurance Group, Inc.	472,076	35,655,900
		$ 138,817,109
Interactive Media & Services — 1.7%
CarGurus, Inc.(1)	1,503,470	$ 47,223,993
		$ 47,223,993
IT Services — 1.0%
Euronet Worldwide, Inc.(1)	225,552	$ 28,708,259
		$ 28,708,259
Machinery — 4.8%
Allison Transmission Holdings, Inc.	780,546	$ 27,568,885
Middleby Corp. (The)(1)	235,939	40,229,959
Mueller Water Products, Inc., Class A	2,503,703	38,106,359
Woodward, Inc.	263,461	29,823,785
		$ 135,728,988
Security	Shares	Value
Professional Services — 1.9%
CBIZ, Inc.(1)	1,674,838	$ 54,164,261
		$ 54,164,261
Road & Rail — 1.5%
Landstar System, Inc.	267,923	$ 42,283,608
		$ 42,283,608
Semiconductors & Semiconductor Equipment — 2.4%
Ambarella, Inc.(1)	256,668	$ 39,973,474
Silicon Laboratories, Inc.(1)	187,046	26,216,368
		$ 66,189,842
Software — 7.2%
ACI Worldwide, Inc.(1)	1,249,047	$ 38,383,214
Altair Engineering, Inc., Class A(1)(2)	484,296	33,387,366
CDK Global, Inc.	636,900	27,100,095
Envestnet, Inc.(1)	567,104	45,504,425
nCino, Inc.(1)	461,667	32,792,207
Olo, Inc., Class A(1)	836,164	25,110,005
		$ 202,277,312
Specialty Retail — 2.6%
National Vision Holdings, Inc.(1)	1,296,300	$ 73,590,951
		$ 73,590,951
Textiles, Apparel & Luxury Goods — 1.9%
Capri Holdings, Ltd.(1)	657,607	$ 31,834,755
Steven Madden, Ltd.	535,843	21,519,455
		$ 53,354,210
Trading Companies & Distributors — 2.3%
Applied Industrial Technologies, Inc.	223,510	$ 20,144,956
Herc Holdings, Inc.(1)	270,660	44,242,084
		$ 64,387,040
Water Utilities — 0.9%
Middlesex Water Co.	244,886	$ 25,169,383
		$ 25,169,383
Total Common Stocks (identified cost $2,279,884,750)		$2,752,448,564

8
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Schedule of Investments — continued

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(3)(4)	$2,520	$ 2,476,732
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(4)(5)	152	144,552
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(4)(5)	195	178,466
Total High Social Impact Investments (identified cost $2,867,000)		$ 2,799,750

Short-Term Investments — 1.6%
Affiliated Fund — 1.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(6)	43,685,527	$ 43,689,895
Total Affiliated Fund (identified cost $43,685,527)		$ 43,689,895
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	1,804,401	$ 1,804,401
Total Securities Lending Collateral (identified cost $1,804,401)		$ 1,804,401
Total Short-Term Investments (identified cost $45,489,928)		$ 45,494,296
Total Investments — 99.9% (identified cost $2,328,241,678)		$2,800,742,610
Other Assets, Less Liabilities — 0.1%		$ 3,682,846
Net Assets — 100.0%		$2,804,425,456

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $6,224,576.
(3)	May be deemed to be an affiliated company (see Note 7).
(4)	Restricted security. Total market value of restricted securities amounts to $2,799,750, which represents 0.1% of the net assets of the Fund as of September 30, 2021.
(5)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(6)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(7)	Represents investment of cash collateral received in connection with securities lending.

Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$2,520,000
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	152,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	195,000
9
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,282,036,151) - including $6,224,576 of securities on loan	$ 2,754,575,983
Investments in securities of affiliated issuers, at value (identified cost $46,205,527)	46,166,627
Cash	12,884,075
Receivable for investments sold	10,926,034
Receivable for capital shares sold	9,235,709
Dividends and interest receivable	2,501,832
Dividends and interest receivable - affiliated	32,132
Securities lending income receivable	804
Directors' deferred compensation plan	291,418
Total assets	$2,836,614,614
Liabilities
Payable for investments purchased	$ 24,512,863
Payable for capital shares redeemed	2,901,506
Deposits for securities loaned	1,804,401
Payable to affiliates:
Investment advisory fee	1,589,551
Administrative fee	280,509
Distribution and service fees	87,660
Sub-transfer agency fee	18,744
Directors' deferred compensation plan	291,418
Accrued expenses	702,506
Total liabilities	$ 32,189,158
Net Assets	$2,804,425,456
Sources of Net Assets
Paid-in capital	$ 2,148,906,430
Distributable earnings	655,519,026
Total	$2,804,425,456
Class A Shares
Net Assets	$ 288,922,204
Shares Outstanding	8,718,977
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 33.14
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 34.79
Class C Shares
Net Assets	$ 32,595,529
Shares Outstanding	1,170,727
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 27.84
Class I Shares
Net Assets	$ 2,398,218,908
Shares Outstanding	66,574,237
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.02
10
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$84,688,815
Shares Outstanding	2,349,032
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 36.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $1,917)	$ 23,054,049
Dividend income - affiliated issuers	21,293
Interest income	984
Interest income - affiliated issuers	37,891
Securities lending income, net	65,520
Total investment income	$ 23,179,737
Expenses
Investment advisory fee	$ 16,194,496
Administrative fee	2,857,853
Distribution and service fees:
Class A	658,820
Class C	275,522
Directors' fees and expenses	100,334
Custodian fees	42,552
Transfer agency fees and expenses	2,144,809
Accounting fees	443,069
Professional fees	70,592
Registration fees	272,512
Reports to shareholders	189,120
Miscellaneous	66,085
Total expenses	$ 23,315,764
Net investment loss	$ (136,027)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 238,415,998
Investment securities - affiliated issuers	(2,399)
Net realized gain	$238,413,599
Change in unrealized appreciation (depreciation):
Investment securities	$ 380,025,251
Investment securities - affiliated issuers	(25,833)
Net change in unrealized appreciation (depreciation)	$379,999,418
Net realized and unrealized gain	$618,413,017
Net increase in net assets from operations	$618,276,990
12
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ (136,027)	$ 1,595,996
Net realized gain (loss)	238,413,599	(37,030,670)
Net change in unrealized appreciation (depreciation)	379,999,418	22,960,899
Net increase (decrease) in net assets from operations	$ 618,276,990	$ (12,473,775)
Distributions to shareholders:
Class A	$ —	$ (2,242,958)
Class C	—	(200,001)
Class I	(2,198,171)	(7,919,039)
Class R6	(92,105)	(509,400)
Total distributions to shareholders	$ (2,290,276)	$ (10,871,398)
Capital share transactions:
Class A	$ 29,601,756	$ 23,635,745
Class C	8,858,899	3,231,774
Class I	670,027,418	761,543,484
Class R6	22,140,747	9,673,290
Net increase in net assets from capital share transactions	$ 730,628,820	$ 798,084,293
Net increase in net assets	$1,346,615,534	$ 774,739,120
Net Assets
At beginning of year	$ 1,457,809,922	$ 683,070,802
At end of year	$2,804,425,456	$1,457,809,922
13
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 23.94	$ 25.35	$ 26.61	$ 25.70	$ 21.76
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.07)	$ (0.01)	$ 0.02	$ (0.04)	$ (0.05)
Net realized and unrealized gain (loss)	9.27	(1.08)	(0.04) (2)	4.34	4.32
Total income (loss) from operations	$ 9.20	$ (1.09)	$ (0.02)	$ 4.30	$ 4.27
Less Distributions
From net investment income	$ —	$ —	$ —	$ —(3)	$ —
From net realized gain	—	(0.32)	(1.24)	(3.39)	(0.33)
Total distributions	$ —	$ (0.32)	$ (1.24)	$ (3.39)	$ (0.33)
Net asset value — End of year	$ 33.14	$ 23.94	$ 25.35	$ 26.61	$ 25.70
Total Return(4)	38.43%	(4.38)%	0.61%	18.55%	19.74%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$288,922	$185,777	$172,277	$158,921	$137,860
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.19%	1.22%	1.25%	1.28%	1.36%
Net expenses	1.19%	1.21%	1.23%	1.28%	1.36%
Net investment income (loss)	(0.21)%	(0.03)%	0.07%	(0.17)%	(0.22)%
Portfolio Turnover	53%	44%	45%	51%	137%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Amount is less than $0.005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
14
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 20.27	$ 21.63	$ 22.90	$ 22.58	$ 19.30
Income (Loss) From Operations
Net investment loss(1)	$ (0.26)	$ (0.16)	$ (0.14)	$ (0.20)	$ (0.21)
Net realized and unrealized gain (loss)	7.83	(0.92)	(0.04) (2)	3.77	3.82
Total income (loss) from operations	$ 7.57	$ (1.08)	$ (0.18)	$ 3.57	$ 3.61
Less Distributions
From net realized gain	$ —	$ (0.28)	$ (1.09)	$ (3.25)	$ (0.33)
Total distributions	$ —	$ (0.28)	$ (1.09)	$ (3.25)	$ (0.33)
Net asset value — End of year	$ 27.84	$ 20.27	$ 21.63	$ 22.90	$ 22.58
Total Return(3)	37.35%	(5.10)%	(0.12)%	17.66%	18.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,596	$16,992	$14,775	$18,945	$16,691
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.94%	1.97%	2.01%	2.03%	2.22%
Net expenses	1.94%	1.96%	1.99%	2.03%	2.12%
Net investment loss	(0.97)%	(0.78)%	(0.68)%	(0.91)%	(0.99)%
Portfolio Turnover	53%	44%	45%	51%	137%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
15
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 26.00	$ 27.49	$ 28.73	$ 27.51	$ 23.18
Income (Loss) From Operations
Net investment income(1)	$ 0.01	$ 0.06	$ 0.09	$ 0.05	$ 0.06
Net realized and unrealized gain (loss)	10.05	(1.17)	(0.02) (2)	4.67	4.62
Total income (loss) from operations	$ 10.06	$ (1.11)	$ 0.07	$ 4.72	$ 4.68
Less Distributions
From net investment income	$ (0.04)	$ (0.05)	$ (0.06)	$ (0.08)	$ (0.02)
From net realized gain	—	(0.33)	(1.25)	(3.42)	(0.33)
Total distributions	$ (0.04)	$ (0.38)	$ (1.31)	$ (3.50)	$ (0.35)
Net asset value — End of year	$ 36.02	$ 26.00	$ 27.49	$ 28.73	$ 27.51
Total Return(3)	38.73%	(4.12)%	0.92%	18.92%	20.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,398,219	$1,211,029	$461,237	$257,089	$93,724
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.94%	0.97%	1.00%	1.04%	0.92%
Net expenses	0.94%	0.96%	0.95%	0.92%	0.90%
Net investment income	0.03%	0.22%	0.34%	0.19%	0.23%
Portfolio Turnover	53%	44%	45%	51%	137%

(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
16
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 26.01	$ 27.50	$ 24.93
Income (Loss) From Operations
Net investment income(2)	$ 0.04	$ 0.07	$ 0.07
Net realized and unrealized gain (loss)	10.05	(1.16)	2.50
Total income (loss) from operations	$ 10.09	$ (1.09)	$ 2.57
Less Distributions
From net investment income	$ (0.05)	$ (0.07)	$ —
From net realized gain	—	(0.33)	—
Total distributions	$ (0.05)	$ (0.40)	$ —
Net asset value — End of period	$ 36.05	$ 26.01	$ 27.50
Total Return(3)	38.83%	(4.07)%	10.31% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,689	$44,012	$34,782
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.86%	0.91%	0.93% (6)
Net expenses	0.86%	0.90%	0.90% (6)
Net investment income	0.11%	0.28%	0.37% (6)
Portfolio Turnover	53%	44%	45% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
17
See Notes to Financial Statements.

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Small-Cap Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland business corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the
18

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,752,448,564(1)	$ —	$ —	$ 2,752,448,564
High Social Impact Investments	—	2,799,750	—	2,799,750
Short-Term Investments:
Affiliated Fund	—	43,689,895	—	43,689,895
Securities Lending Collateral	1,804,401	—	—	1,804,401
Total Investments	$2,754,252,965	$46,489,645	$ —	$2,800,742,610

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
19

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.68% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $16,194,496. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.21%, 1.96%, 0.96% and 0.90% for Class A, Class C, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $2,857,853.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $658,820 and $275,522 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $68,441 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received less than $100 and $4,788 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $2,657.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $116,344 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $2,307, which is included in miscellaneous expense on the Statement of Operations.
20

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,917,480,380 and $1,223,163,282, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$2,290,276	$2,610,080
Long-term capital gains	$ —	$8,261,318
During the year ended September 30, 2021, distributable earnings was decreased by $16,152,054 and paid-in capital was increased by $16,152,054 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 89,614,352
Undistributed long-term capital gains	100,863,247
Net unrealized appreciation	465,041,427
Distributable earnings	$655,519,026
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,335,701,183
Gross unrealized appreciation	$ 504,712,879
Gross unrealized depreciation	(39,671,452)
Net unrealized appreciation	$ 465,041,427
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
21

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the total value of securities on loan was $6,224,576 and the total value of collateral received was $6,447,765, comprised of cash of $1,804,401 and U.S. government and/or agencies securities of $4,643,364.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,804,401	$ —	$ —	$ —	$1,804,401
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Companies and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2021, the value of the Fund’s investment in the Notes and affiliated funds was $46,166,627, which represents 1.6% of the Fund’s net assets. Transactions in the Notes and affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes:
1.50%, 12/15/20(1)	$ 2,502,849	$ —	$ (2,515,603)	$ —	$ 12,754	$ —	$ 7,861	$ —
1.50%, 12/15/23(1)	—	2,520,000	—	—	(43,268)	2,476,732	30,030	2,520,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	20,895,723	881,484,440	(858,692,550)	(2,399)	4,681	43,689,895	21,293	43,685,527
Totals				$(2,399)	$ (25,833)	$46,166,627	$59,184

(1)	Restricted security.
22

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,511,035	$ 77,975,808	2,505,463	$ 59,082,941
Reinvestment of distributions	—	—	84,645	2,165,230
Shares redeemed	(1,588,951)	(49,469,166)	(1,652,197)	(38,244,903)
Converted from Class C	38,198	1,095,114	25,804	632,477
Net increase	960,282	$ 29,601,756	963,715	$ 23,635,745
Class C
Shares sold	525,736	$ 13,902,600	359,892	$ 7,284,269
Reinvestment of distributions	—	—	8,772	191,136
Shares redeemed	(148,104)	(3,948,587)	(183,232)	(3,611,154)
Converted to Class A	(45,209)	(1,095,114)	(30,252)	(632,477)
Net increase	332,423	$ 8,858,899	155,180	$ 3,231,774
Class I
Shares sold	35,089,756	$1,189,109,366	41,335,024	$1,041,863,042
Reinvestment of distributions	60,642	1,893,863	268,712	7,448,686
Shares redeemed	(15,153,155)	(520,975,811)	(11,802,177)	(287,768,244)
Net increase	19,997,243	$ 670,027,418	29,801,559	$ 761,543,484
Class R6
Shares sold	1,071,248	$ 36,569,790	686,828	$ 16,652,531
Reinvestment of distributions	2,905	90,728	18,383	509,400
Shares redeemed	(417,221)	(14,519,771)	(277,774)	(7,488,641)
Net increase	656,932	$ 22,140,747	427,437	$ 9,673,290
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
23

Calvert
Small-Cap Fund
September 30, 2021
Notes to Financial Statements — continued

10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
24

Calvert
Small-Cap Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Small-Cap Fund (the "Fund") (one of the funds constituting Calvert Impact Fund, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
25

Calvert
Small-Cap Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund designates approximately $16,752,844, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2021 ordinary income dividends, 31.66% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $109,476,176 or, if subsequently determined to be different, the net capital gain of such year.
26

Calvert
Small-Cap Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
27

Calvert
Small-Cap Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
28

Calvert
Small-Cap Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
29

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

30

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
32

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24197     9.30.21

Calvert
Global Energy Solutions Fund
Global Water Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
Global Energy Solutions Fund
Global Water Fund

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2020 was notable for a widespread equity rally that started in November 2020, paused in January 2021, and then continued through the following summer. But in the final month of the period, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. Stock prices in September 2021 declined in the U.S. and across the globe, with the S&P 500® Index enduring its worst month since March 2020.
For the period as a whole, however, broad-market stock indexes generally posted strong double-digit returns, as investors cheered the reopening of businesses that had been closed or hobbled by COVID-19, along with the rollout of several highly effective vaccines.
The virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with third and fourth waves of COVID-19 infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers itching to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.
While the last month of the period began auspiciously — with both the S&P 500® Index and the Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The Labor Department’s release of August job numbers showed only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose across the globe. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year earlier than it had previously projected.
In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 5.32%.
Despite a rough September, most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 28.82% for the 12 months ended September 30, 2021; while the S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; and the technology-laden Nasdaq Composite Index rose 30.26%. The MSCI EAFE Index of developed-market international equities returned 25.73%, while the MSCI Emerging Markets Index returned 18.20% during the period.
Fund Performance - Calvert Global Energy Solutions Fund
For the 12-month period ended September 30, 2021, Calvert Global Energy Solutions Fund (the Fund) returned 35.00% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned 27.44%; and underperformed its secondary benchmark, the Calvert Global Energy Research Index (the Calvert Energy Index), which returned 37.92%.
The Fund’s underperformance relative to the Calvert Energy Index was the result of Fund expenses and fees, which the Calvert Energy Index does not incur.
The Fund invests in five categories of companies that are significantly involved in energy-related business activities (each as defined in the Fund’s prospectus): renewable energy producers/distributors, energy technology providers, energy efficiency providers, energy use leaders, and energy innovators.
The Fund outperformed the Index during the period as four of the five energy-related business categories outperformed the global equity market. Renewable energy producers/distributors and energy efficiency providers were particularly strong during the period while other categories lagged slightly.
The Fund’s overweight exposure to international stocks detracted from returns relative to the Index as the U.S. market outperformed overseas markets during the period. The Fund’s overweight exposure to Europe and Latin America particularly weighed on Fund performance versus the Index.
Energy storage and wind energy companies were the largest contributors to performance relative to the Index during the period. Energy storage companies within the Fund’s portfolio included Ecopro BM Co., Ltd., a manufacturer of batteries and material, and Livent Corp., which makes lithium compounds, including those for batteries.
Xinjiang Goldwind Science & Technology Co., Ltd., a leading global wind turbine manufacturer based in China, also contributed to performance relative to the Index as global efforts to shift to renewable energy intensified, including in China.
Sunrun, Inc. (Sunrun), a U.S. maker of residential solar panels and batteries, detracted from returns relative to the Index during the period. While Sunrun’s revenues continued to grow, increased costs weighed on its profitability.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Management's Discussion of Fund Performance† — continued

CK Power Public Co., Ltd. (CK Power), a Thailand-based company that invests in electric power generators, detracted from Fund performance relative to the Index. CK Power’s share price pulled back in late 2020 as it reported lower revenue and earnings versus 2019. By period-end, the stock was sold from the Fund.
After a reported decline in revenue in the first quarter of 2021, share prices of Albioma SA, a French electric utility, fell detracting from Fund performance versus the Index. Albioma’s revenue decline was largely the result of an increase in generator shutdowns for routine upkeep as a result of deferred maintenance arising out of the pandemic.
Fund Performance - Calvert Global Water Fund
For the 12-month period ended September 30, 2021, Calvert Global Water Fund (the Fund) returned 33.05% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI ACWI Index (the Index), which returned 27.44%; and underperformed its secondary benchmark, the Calvert Global Water Research Index (the Calvert Water Index), which returned 35.18%.
The Fund’s underperformance relative to the Calvert Water Index was the result of Fund expenses and fees, which the Calvert Water Index does not incur.
The Fund invests in five categories of companies that are significantly involved in water-related business activities (each as defined in the Fund’s prospectus): water utilities, water infrastructure providers, water technology providers, water use leaders, and water innovators.
The Fund outperformed the Index during the period primarily as a result of its holdings in the water technology providers and water infrastructure providers categories. Overall, stock selection was a strong contributor to Fund performance relative to the Index during the period.
In contrast, sector allocation detracted from Fund performance versus the Index. The Fund’s focus on companies that are significantly involved in water-related business activities may result in sector weightings that are significantly different from those of the Index. This is a primary driver of Fund performance relative to the Index, especially in certain market conditions.
Among the strong water technology contributors during the period were Rexnord Corp.; Energy Recovery, Inc.; Watts Water Technologies, Inc.; and Evoqua Water Technologies Corp.; all of which were not held by the Index. Water infrastructure providers — such as Valmont Industries, Inc. and Forterra, Inc. — also contributed to Fund performance versus the Index, buoyed by growing demand globally arising from increased infrastructure spending.
Selections in the water utilities category detracted from returns relative to the Index during the period. An overweight exposure to the category — particularly holdings in Companhia de Saneamento Basico do Estado de Sao Paolo and Cia de Saneamento do Parana in Brazil; and Guangdong Investment Limited in Hong Kong — weighed on Fund performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Global Energy Solutions Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	35.00%	16.77%	9.77%
Class A with 4.75% Maximum Sales Charge	—	—	28.53	15.64	9.24
Class C at NAV	07/31/2007	05/31/2007	33.93	15.91	8.82
Class C with 1% Maximum Sales Charge	—	—	32.93	15.91	8.82
Class I at NAV	05/31/2007	05/31/2007	35.28	17.10	10.18

MSCI ACWI Index	—	—	27.44%	13.19%	11.89%
Calvert Global Energy Research Spliced Benchmark	—	—	37.92	18.81	13.18
Calvert Global Energy Research Index	—	—	37.92	18.78	—
Ardour Global Alternative Energy Index	—	—	49.21	28.38	17.65

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.54%	2.29%	1.29%
Net	1.24	1.99	0.99
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$23,293	N.A.
Class I	$250,000	09/30/2011	$659,747	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Global Energy Solutions Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Ecopro BM Co., Ltd.	1.1%
Voltronic Power Technology Corp.	1.1
LG Chem, Ltd.	1.1
ON Semiconductor Corp.	1.0
First Solar, Inc.	0.9
Delta Electronics, Inc.	0.9
Tesla, Inc.	0.9
SolarEdge Technologies, Inc.	0.9
Enphase Energy, Inc.	0.9
Vicor Corp.	0.9
Total	9.7%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
5

Calvert
Global Water Fund
September 30, 2021
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2008	09/30/2008	33.05%	10.91%	10.92%
Class A with 4.75% Maximum Sales Charge	—	—	26.73	9.84	10.38
Class C at NAV	09/30/2008	09/30/2008	32.05	10.09	10.06
Class C with 1% Maximum Sales Charge	—	—	31.05	10.09	10.06
Class I at NAV	01/31/2014	09/30/2008	33.41	11.25	11.24

MSCI ACWI Index	—	—	27.44%	13.19%	11.89%
Calvert Global Water Research Spliced Benchmark	—	—	35.18	12.54	13.46
Calvert Global Water Research Index	—	—	35.18	12.54	—
S-Network Global Water Index	—	—	27.27	11.08	12.78

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.34%	2.09%	1.09%
Net	1.24	1.99	0.99
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$26,089	N.A.
Class I	$250,000	09/30/2011	$726,147	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
6

Calvert
Global Water Fund
September 30, 2021
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Ecolab, Inc.	2.0%
Zurn Water Solutions Corp.	1.9
Tetra Tech, Inc.	1.8
Xylem, Inc.	1.8
IDEX Corp.	1.8
Lixil Corp.	1.8
Pentair PLC	1.8
Kurita Water Industries, Ltd.	1.7
Watts Water Technologies, Inc., Class A	1.6
Veolia Environnement S.A.	1.6
Total	17.8%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
7

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index includes companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources. The Calvert Global Energy Research Index incepted on July 15, 2016; accordingly, the ten year return is not available. The Ardour Global Alternative Energy Index measures the performance of stocks engaged in the field of alternative energy including solar, bioenergy, wind, hydro, and geothermal power sources.
The Calvert Global Water Research Spliced Benchmark is comprised of the S-Network Global Water Index prior to April 11, 2016 and the Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index includes stocks of companies that manage water use in a sustainable manner or that are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Calvert Global Water Research Index incepted on February 5, 2016; accordingly, the ten year return is not available. The S-Network Global Water Index measures the performance of stocks involved in water infrastructure, including utilities, and water technology development.
Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
For the Calvert Global Water Fund, performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I for the Calvert Global Water Fund is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective October 4, 2016, the Calvert Global Energy Solutions Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Performance prior to October 4, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from Ardour Global Alternative Energy Index to Calvert Global Energy Research Index.

8

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Endnotes and Additional Disclosures — continued

Effective April 11, 2016, the Calvert Global Water Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Performance prior to April 11, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from S-Network Global Water Index to Calvert Global Water Research Index.
Calvert Research and Management became the investment adviser to each Fund on December 31, 2016. Performance reflected prior to such date is that of each Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.
9

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Calvert Global Energy Solutions Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,010.30	$ 6.25**	1.24%
Class C	$1,000.00	$1,005.90	$10.01 **	1.99%
Class I	$1,000.00	$1,010.90	$ 4.99**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
10

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Fund Expenses — continued

Calvert Global Water Fund

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,060.40	$ 6.40**	1.24%
Class C	$1,000.00	$1,056.50	$10.26 **	1.99%
Class I	$1,000.00	$1,061.90	$ 5.12**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
11

Calvert
Global Energy Solutions Fund
September 30, 2021
Schedule of Investments

Common Stocks — 98.9%

Security	Shares	Value
Australia — 0.7%
AusNet Services, Ltd.(1)	921,528	$ 1,668,021
		$ 1,668,021
Austria — 0.6%
Verbund AG	14,079	$ 1,423,877
		$ 1,423,877
Belgium — 0.9%
Umicore S.A.	33,040	$ 1,954,633
		$ 1,954,633
Brazil — 1.0%
Omega Geracao S.A.(2)	179,200	$ 1,055,637
Sao Martinho S.A.	189,652	1,218,203
		$ 2,273,840
Canada — 4.4%
Algonquin Power & Utilities Corp.(1)	102,162	$ 1,497,827
Boralex, Inc., Class A	45,378	1,339,916
Brookfield Renewable Partners L.P.	39,881	1,472,008
Canadian Solar, Inc.(1)(2)	46,295	1,601,344
Innergex Renewable Energy, Inc.	83,189	1,333,283
Northland Power, Inc.(1)	46,599	1,464,267
TransAlta Renewables, Inc.	82,384	1,235,175
		$ 9,943,820
China — 6.8%
BYD Co., Ltd., Class H	43,500	$ 1,352,084
China Everbright Environment Group, Ltd.	1,953,037	1,467,628
China High Speed Transmission Equipment Group Co., Ltd.(2)	1,819,000	1,527,803
China Longyuan Power Group Corp., Ltd., Class H	746,000	1,830,540
NIO, Inc. ADR(2)	40,305	1,436,067
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	881,700	1,854,053
Xinyi Energy Holdings, Ltd.	1,996,000	1,158,224
Xinyi Solar Holdings, Ltd.	888,000	1,817,846
XPENG, Inc. ADR(2)	30,408	1,080,700
Yadea Group Holdings, Ltd.(3)	620,000	1,012,692
Zhuzhou CRRC Times Electric Co., Class H(2)	191,700	878,305
		$ 15,415,942
Denmark — 2.5%
Novozymes A/S, Class B	17,496	$ 1,199,373
Orsted A/S(3)	11,252	1,483,177
ROCKWOOL International A/S, Class B	2,443	1,043,378
Vestas Wind Systems A/S	45,296	1,817,187
		$ 5,543,115
Security	Shares	Value
Finland — 0.5%
Neste Oyj	21,548	$ 1,215,572
		$ 1,215,572
France — 5.1%
Albioma S.A.	27,758	$ 1,089,702
Alstom S.A.	30,511	1,157,366
Cie de Saint-Gobain	21,097	1,419,765
Danone S.A.	18,045	1,230,271
Engie S.A.	91,542	1,197,662
Legrand S.A.	13,168	1,410,946
Neoen S.A.(2)(3)	30,520	1,229,868
Nexans S.A.	13,103	1,221,775
Schneider Electric SE	9,381	1,562,442
		$ 11,519,797
Germany — 6.7%
Bayerische Motoren Werke AG	13,818	$ 1,312,419
Daimler AG	15,550	1,372,003
Deutsche Post AG	18,469	1,158,187
Encavis AG	70,513	1,228,833
Evonik Industries AG	37,798	1,185,239
Infineon Technologies AG	37,478	1,532,782
Nordex SE(2)	93,953	1,577,288
Siemens AG	10,301	1,684,739
Siemens Energy AG(2)	56,108	1,500,859
SMA Solar Technology AG	29,677	1,269,537
VERBIO Vereinigte BioEnergie AG	20,230	1,328,880
		$ 15,150,766
Greece — 0.5%
Terna Energy S.A.	78,455	$ 1,043,876
		$ 1,043,876
Ireland — 1.1%
CRH PLC	24,824	$ 1,164,889
Kingspan Group PLC	12,434	1,240,283
		$ 2,405,172
Italy — 2.6%
Enel SpA	143,915	$ 1,104,579
ERG SpA	43,322	1,286,065
Falck Renewables SpA	143,591	1,116,355
Snam SpA	221,941	1,227,752
Terna - Rete Elettrica Nazionale	163,748	1,162,087
		$ 5,896,838
Japan — 4.7%
Daikin Industries, Ltd.	6,400	$ 1,395,445

12
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
GS Yuasa Corp.	55,800	$ 1,261,663
Hitachi Metals, Ltd.(2)	62,200	1,201,167
Meidensha Corp.	70,300	1,549,004
Mitsubishi Electric Corp.	107,100	1,488,431
Nidec Corp.	11,400	1,256,736
West Holdings Corp.	26,300	1,157,537
Yokogawa Electric Corp.	75,400	1,315,093
		$ 10,625,076
Netherlands — 1.3%
Alfen Beheer B.V.(2)(3)	16,494	$ 1,740,956
Signify NV(3)	23,015	1,152,053
		$ 2,893,009
New Zealand — 1.8%
Infratil, Ltd.	269,843	$ 1,482,087
Mercury NZ, Ltd.	295,780	1,322,848
Meridian Energy, Ltd.	394,705	1,334,804
		$ 4,139,739
Norway — 1.2%
Norsk Hydro ASA	190,142	$ 1,419,218
Scatec ASA(3)	64,884	1,206,068
		$ 2,625,286
Singapore — 1.7%
City Developments, Ltd.	257,800	$ 1,304,743
Maxeon Solar Technologies, Ltd.(2)	79,703	1,405,164
XP Power, Ltd.	17,256	1,192,930
		$ 3,902,837
South Korea — 2.2%
Ecopro BM Co., Ltd.	6,651	$ 2,582,320
LG Chem, Ltd.	3,655	2,370,524
		$ 4,952,844
Spain — 4.6%
Acciona S.A.	8,799	$ 1,462,779
Atlantica Sustainable Infrastructure PLC	35,797	1,235,355
EDP Renovaveis S.A.	57,676	1,431,725
Ence Energia y Celulosa S.A.(2)	346,388	955,719
Iberdrola S.A.	107,994	1,086,466
Red Electrica Corp. S.A.	65,754	1,319,174
Siemens Gamesa Renewable Energy S.A.(1)(2)	68,281	1,735,500
Solaria Energia y Medio Ambiente S.A.(2)	63,831	1,008,312
		$ 10,235,030
Security	Shares	Value
Sweden — 2.0%
AddTech AB, Class B	59,151	$ 1,049,473
Fabege AB	72,385	1,091,779
Munters Group AB(3)	113,077	924,584
Nibe Industrier AB, Class B	104,627	1,314,822
		$ 4,380,658
Switzerland — 1.7%
ABB, Ltd.	43,577	$ 1,457,729
Gurit Holding AG	718	1,343,741
Landis+Gyr Group AG(2)	14,132	907,631
		$ 3,709,101
Taiwan — 5.3%
Chroma ATE, Inc.	202,000	$ 1,265,049
Delta Electronics, Inc.	230,000	2,060,838
Everlight Electronics Co., Ltd.	470,000	797,146
Kung Long Batteries Industrial Co., Ltd.	263,000	1,304,028
OptoTech Corp.	700,200	806,568
Simplo Technology Co., Ltd.	152,000	1,563,145
Sino-American Silicon Products, Inc.	268,000	1,722,793
Voltronic Power Technology Corp.	41,000	2,500,167
		$ 12,019,734
Thailand — 1.0%
BCPG PCL	2,343,437	$ 944,904
Energy Absolute PCL NVDR	695,400	1,251,516
		$ 2,196,420
United Kingdom — 4.1%
Croda International PLC	10,273	$ 1,177,051
easyJet PLC(1)(2)	198,603	1,753,434
Johnson Matthey PLC	32,277	1,158,001
Linde PLC	4,148	1,216,940
National Grid PLC	120,694	1,438,156
Smart Metering Systems PLC	123,312	1,391,919
United Utilities Group PLC	89,934	1,170,522
		$ 9,306,023
United States — 33.9%
3M Co.	6,732	$ 1,180,927
AAON, Inc.	17,073	1,115,550
Acuity Brands, Inc.	6,922	1,200,067
AES Corp. (The)	54,922	1,253,869
Alaska Air Group, Inc.(2)	22,863	1,339,772
Alphabet, Inc., Class A(2)	455	1,216,452
Ameresco, Inc., Class A(2)	16,010	935,464
American Superconductor Corp.(2)	87,986	1,282,836
Aptiv PLC(2)	10,153	1,512,492

13
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
United States (continued)
Arcosa, Inc.	35,283	$ 1,770,148
BorgWarner, Inc.	31,462	1,359,473
Brookfield Renewable Corp., Class A	35,374	1,372,865
Clearway Energy, Inc., Class C	42,866	1,297,554
Covanta Holding Corp.	67,728	1,362,687
Cree, Inc.(2)	15,730	1,269,883
Cummins, Inc.	5,556	1,247,655
Eaton Corp. PLC	9,603	1,433,824
Emerson Electric Co.	15,233	1,434,949
EnerSys	22,215	1,653,685
Enphase Energy, Inc.(2)	13,230	1,984,103
Enviva Partners L.P.	22,848	1,235,848
Equinix, Inc.	1,562	1,234,183
FedEx Corp.	4,934	1,081,977
First Solar, Inc.(2)	22,230	2,122,076
General Mills, Inc.	22,678	1,356,598
Gibraltar Industries, Inc.(2)	15,182	1,057,426
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(1)	21,714	1,161,265
International Business Machines Corp.	9,342	1,297,884
Itron, Inc.(2)	14,264	1,078,786
Johnson Controls International PLC	21,159	1,440,505
Livent Corp.(1)(2)	76,715	1,772,884
Microsoft Corp.	4,342	1,224,097
MYR Group, Inc.(2)	16,473	1,639,063
NextEra Energy Partners, L.P.	18,707	1,409,760
NextEra Energy, Inc.	15,607	1,225,462
ON Semiconductor Corp.(2)	51,065	2,337,245
Ormat Technologies, Inc.	19,600	1,305,556
Owens Corning	13,980	1,195,290
Power Integrations, Inc.	18,621	1,843,293
Renewable Energy Group, Inc.(2)	27,730	1,392,046
Rockwell Automation, Inc.	4,733	1,391,691
SolarEdge Technologies, Inc.(2)	7,623	2,021,772
Stanley Black & Decker, Inc.	6,783	1,189,128
SunPower Corp.(1)(2)	59,692	1,353,815
Sunrun, Inc.(1)(2)	35,453	1,559,932
Tenneco, Inc., Class A(2)	64,763	924,168
Tesla, Inc.(2)	2,636	2,044,165
TPI Composites, Inc.(2)	45,499	1,535,591
Trane Technologies PLC	7,922	1,367,733
Universal Display Corp.	10,045	1,717,293
Vicor Corp.(2)	14,724	1,975,372
Waste Management, Inc.	8,452	1,262,391
Whirlpool Corp.	5,918	1,206,443
Security	Shares	Value
United States (continued)
Willdan Group, Inc.(2)	34,284	$ 1,220,168
		$ 76,405,161
Total Common Stocks (identified cost $188,553,857)		$222,846,187

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$200	$ 196,566
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(5)(6)	53	50,403
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(5)(6)	68	62,234
Total High Social Impact Investments (identified cost $321,000)		$ 309,203

Short-Term Investments — 1.6%

Affiliated Fund — 0.4%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(7)	970,106	$ 970,203
Total Affiliated Fund (identified cost $970,124)		$ 970,203

Securities Lending Collateral — 1.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(8)	2,653,387	$ 2,653,387
Total Securities Lending Collateral (identified cost $2,653,387)		$ 2,653,387
Total Short-Term Investments (identified cost $3,623,511)		$ 3,623,590

Total Investments — 100.6% (identified cost $192,498,368)	$ 226,778,980
Other Assets, Less Liabilities — (0.6)%	$ (1,360,655)
Net Assets — 100.0%	$ 225,418,325

14
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $9,194,758.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $8,749,398 or 3.9% of the Fund's net assets.
(4)	May be deemed to be an affiliated company (see Note 7).
(5)	Restricted security. Total market value of restricted securities amounts to $309,203, which represents 0.1% of the net assets of the Fund as of September 30, 2021.
(6)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(8)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2021, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	37.0%
Utilities	24.6
Information Technology	16.1
Materials	8.0
Consumer Discretionary	6.5
Energy	2.3
Consumer Staples	1.7
Real Estate	1.6
Communication Services	0.6
Financials	0.5
High Social Impact Investments	0.1
Total	99.0%

Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$200,000
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	53,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	68,000

Abbreviations:
ADR	– American Depositary Receipt
NVDR	– Non-Voting Depository Receipt
PCL	– Public Company Limited
15
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Australia — 2.2%
Reece, Ltd.(1)	349,148	$ 4,708,824
Reliance Worldwide Corp., Ltd.	2,105,155	7,654,881
		$ 12,363,705
Brazil — 3.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR(1)	985,476	$ 6,977,170
Cia de Saneamento de Minas Gerais	1,989,592	5,041,798
Cia de Saneamento do Parana, PFC Shares	7,874,382	5,566,978
		$ 17,585,946
Canada — 1.7%
Gildan Activewear, Inc.	81,845	$ 2,990,515
Nutrien, Ltd.(1)	52,420	3,402,375
Stantec, Inc.(1)	65,191	3,062,423
		$ 9,455,313
Chile — 1.6%
Aguas Andinas S.A., Class A	24,742,784	$ 4,962,581
Inversiones Aguas Metropolitanas S.A.	7,966,667	4,132,186
		$ 9,094,767
China — 4.7%
Beijing Enterprises Water Group, Ltd.	16,253,452	$ 6,362,259
China Everbright Environment Group, Ltd.	4,596,666	3,454,207
China Lesso Group Holdings, Ltd.	2,258,578	3,594,820
China Water Affairs Group, Ltd.(1)	5,876,421	6,565,833
Guangdong Investment, Ltd.	5,173,427	6,750,934
		$ 26,728,053
Denmark — 0.5%
Novozymes A/S, Class B	39,670	$ 2,719,428
		$ 2,719,428
Finland — 1.8%
Kemira Oyj	489,175	$ 7,508,779
Valmet Oyj	78,359	2,829,076
		$ 10,337,855
France — 4.6%
Accor S.A.(2)	91,258	$ 3,254,007
Eurofins Scientific SE	22,159	2,839,147
L'Oreal S.A.	6,841	2,830,833
Suez S.A.	342,537	7,806,968
Veolia Environnement S.A.	299,554	9,153,107
		$ 25,884,062
Security	Shares	Value
Germany — 1.1%
GEA Group AG	68,041	$ 3,107,388
Henkel AG & Co. KGaA, PFC Shares	32,162	2,975,259
		$ 6,082,647
Italy — 1.5%
ACEA SpA	181,375	$ 3,872,270
Interpump Group SpA	75,298	4,852,891
		$ 8,725,161
Japan — 10.0%
Ebara Corp.	107,556	$ 5,289,936
Hitachi Zosen Corp.	619,227	4,733,958
Hulic Reit, Inc.	1,863	2,928,537
Kitz Corp.	525,000	3,695,831
Kurita Water Industries, Ltd.	198,542	9,553,503
Lixil Corp.(1)	341,300	9,892,027
METAWATER Co., Ltd.	216,734	3,651,956
Nihon Trim Co., Ltd.	159,500	5,172,976
Sekisui Chemical Co., Ltd.	183,200	3,147,776
TOTO, Ltd.	103,100	4,909,273
Tsukishima Kikai Co., Ltd.	328,800	3,441,489
		$ 56,417,262
Netherlands — 1.5%
Aalberts NV	88,124	$ 5,086,597
Arcadis NV	63,419	3,167,638
		$ 8,254,235
Singapore — 0.6%
City Developments, Ltd.	617,700	$ 3,126,222
Hyflux, Ltd.(1)(2)(3)	16,595,483	0
		$ 3,126,222
South Korea — 1.1%
Coway Co., Ltd.	46,575	$ 2,907,054
LG Chem, Ltd.	4,805	3,116,379
		$ 6,023,433
Spain — 1.0%
Acciona S.A.	19,339	$ 3,214,989
Iberdrola S.A.	263,540	2,651,325
		$ 5,866,314
Switzerland — 4.3%
Geberit AG	7,774	$ 5,707,688
Georg Fischer AG	3,395	5,027,840
Medmix AG(2)(4)	32,945	1,555,427
Roche Holding AG PC	7,824	2,855,523

16
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Switzerland (continued)
SGS S.A.	1,000	$ 2,910,837
Sika AG(1)	8,882	2,808,248
Sulzer AG	32,945	3,126,777
		$ 23,992,340
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	144,294	$ 2,984,301
		$ 2,984,301
Thailand — 1.6%
TTW PCL, Foregin Shares	14,543,700	$ 5,063,471
WHA Utilities and Power PCL, Foreign Shares	32,281,400	4,018,907
		$ 9,082,378
United Kingdom — 8.7%
CNH Industrial NV(1)	190,496	$ 3,164,139
Croda International PLC	24,949	2,858,584
Ferguson PLC	45,784	6,355,819
Genuit Group PLC	457,240	4,258,006
Halma PLC	76,004	2,899,059
Mondi PLC	113,840	2,789,762
Pennon Group PLC	432,294	6,589,401
Rotork PLC	1,142,399	5,339,401
Severn Trent PLC	209,696	7,341,271
United Utilities Group PLC	552,815	7,195,076
		$ 48,790,518
United States — 47.2%
Advanced Drainage Systems, Inc.	48,382	$ 5,233,481
American States Water Co.	77,178	6,600,263
American Water Works Co., Inc.	49,978	8,448,281
Badger Meter, Inc.	83,185	8,413,331
Ball Corp.	32,734	2,945,078
Brookfield Renewable Corp., Class A	71,702	2,782,755
California Water Service Group	110,524	6,513,179
Chemed Corp.	11,806	5,491,207
CMS Energy Corp.	48,983	2,925,755
Cousins Properties, Inc.	81,464	3,037,793
Danaher Corp.	9,690	2,950,024
Ecolab, Inc.	53,775	11,218,540
Energy Recovery, Inc.(2)	361,511	6,879,554
Entegris, Inc.	26,494	3,335,595
Essential Utilities, Inc.	165,998	7,649,188
Evoqua Water Technologies Corp.(2)	240,058	9,016,578
Flowserve Corp.	138,765	4,810,982
Forterra, Inc.(2)	179,646	4,232,460
Fortune Brands Home & Security, Inc.	61,722	5,519,181
Security	Shares	Value
United States (continued)
Franklin Electric Co., Inc.	60,289	$ 4,814,077
Gorman-Rupp Co. (The)	115,701	4,143,253
Hawkins, Inc.	193,043	6,733,340
Hyatt Hotels Corp., Class A(2)	42,686	3,291,091
IDEX Corp.	48,194	9,973,748
IDEXX Laboratories, Inc.(2)	4,662	2,899,298
Intel Corp.	58,105	3,095,834
Itron, Inc.(2)	37,392	2,827,957
Levi Strauss & Co., Class A	119,850	2,937,523
Lindsay Corp.	28,737	4,361,989
Masco Corp.	100,130	5,562,221
Middlesex Water Co.	59,689	6,134,835
Minerals Technologies, Inc.	39,945	2,789,759
Mondelez International, Inc., Class A	50,605	2,944,199
Mueller Industries, Inc.	110,757	4,552,113
Mueller Water Products, Inc., Class A	298,738	4,546,792
NIKE, Inc., Class B	19,066	2,768,955
Nucor Corp.	26,719	2,631,554
Parker-Hannifin Corp.	10,735	3,001,721
Pentair PLC	135,820	9,864,607
Procter & Gamble Co. (The)	22,060	3,083,988
Roper Technologies, Inc.	6,499	2,899,399
Sherwin-Williams Co. (The)	10,343	2,893,247
SJW Group	94,569	6,247,228
Tetra Tech, Inc.	68,915	10,291,766
Trimble, Inc.(2)	33,337	2,741,968
Valmont Industries, Inc.	21,728	5,108,687
Watts Water Technologies, Inc., Class A	54,599	9,177,546
Xylem, Inc.	82,142	10,159,323
York Water Co. (The)	109,531	4,784,314
Zurn Water Solutions Corp.	162,255	10,431,374
		$265,696,931
Total Common Stocks (identified cost $394,042,711)		$559,210,871

17
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Schedule of Investments — continued

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(5)(6)	$630	$ 619,183
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22(6)(7)	284	270,084
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22(6)(7)	366	334,967
Total High Social Impact Investments (identified cost $1,280,000)		$ 1,224,234

Short-Term Investments — 2.7%

Affiliated Fund — 0.5%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(8)	2,930,564	$ 2,930,857
Total Affiliated Fund (identified cost $2,930,671)		$ 2,930,857

Securities Lending Collateral — 2.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(9)	12,161,176	$ 12,161,176
Total Securities Lending Collateral (identified cost $12,161,176)		$ 12,161,176
Total Short-Term Investments (identified cost $15,091,847)		$ 15,092,033

Total Investments — 102.2% (identified cost $410,414,558)	$ 575,527,138
Other Assets, Less Liabilities — (2.2)%	$ (12,331,915)
Net Assets — 100.0%	$ 563,195,223

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $21,413,354.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $1,555,427 or 0.3% of the Fund's net assets.
(5)	May be deemed to be an affiliated company (see Note 7).
(6)	Restricted security. Total market value of restricted securities amounts to $1,224,234, which represents 0.2% of the net assets of the Fund as of September 30, 2021.
(7)	Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2021.
(8)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(9)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2021, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	43.0%
Utilities	27.6
Materials	12.3
Consumer Discretionary	4.7
Information Technology	4.7
Health Care	3.3
Consumer Staples	2.1
Real Estate	1.6
High Social Impact Investments	0.2
Total	99.5%

18
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Dates	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$630,000
ImpactAssets, Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/22	11/13/15	284,000
ImpactAssets, Inc., Microfinance Plus Notes, 0.00%, 11/3/22	11/13/15	366,000

Abbreviations:
ADR	– American Depositary Receipt
PC	– Participation Certificate
PCL	– Public Company Limited
PFC Shares	– Preference Shares
19
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Statements of Assets and Liabilities

	September 30, 2021
	Global Energy Solutions Fund	Global Water Fund
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $191,328,244 and $406,853,887, respectively) - including $9,194,758 and $21,413,354, respectively, of securities on loan	$ 225,612,211	$ 571,977,098
Investments in securities of affiliated issuers, at value (identified cost $1,170,124 and $3,560,671, respectively)	1,166,769	3,550,040
Cash denominated in foreign currency, at value (cost $305,611 and $445,288, respectively)	304,323	440,372
Receivable for investments sold	1,291,194	—
Receivable for capital shares sold	534,584	1,053,152
Dividends and interest receivable	234,615	1,324,343
Dividends and interest receivable - affiliated	2,409	7,580
Securities lending income receivable	1,494	1,964
Tax reclaims receivable	149,549	410,665
Receivable from affiliate	33,826	11,964
Directors' deferred compensation plan	55,220	293,564
Total assets	$229,386,194	$579,070,742
Liabilities
Due to custodian	$ 1,688	$ —
Payable for investments purchased	810,917	2,316,197
Payable for capital shares redeemed	93,499	364,578
Deposits for securities loaned	2,653,387	12,161,176
Payable to affiliates:
Investment advisory fee	144,242	348,572
Administrative fee	23,079	57,994
Distribution and service fees	30,692	89,281
Sub-transfer agency fee	9,516	16,096
Directors' deferred compensation plan	55,220	293,564
Accrued expenses	145,629	228,061
Total liabilities	$ 3,967,869	$ 15,875,519
Net Assets	$225,418,325	$563,195,223
Sources of Net Assets
Paid-in capital	$ 228,300,398	$ 404,751,540
Distributable earnings (Accumulated loss)	(2,882,073)	158,443,683
Total	$225,418,325	$563,195,223
Class A Shares
Net Assets	$ 100,038,066	$ 246,978,421
Shares Outstanding	7,824,475	8,632,790
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 12.79	$ 28.61
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 13.43	$ 30.04
Class C Shares
Net Assets	$ 11,009,499	$ 41,631,269
Shares Outstanding	922,795	1,589,630
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 11.93	$ 26.19
20
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Statements of Assets and Liabilities — continued

	September 30, 2021
	Global Energy Solutions Fund	Global Water Fund
Class I Shares
Net Assets	$114,370,760	$274,585,533
Shares Outstanding	8,789,172	9,522,317
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.01	$ 28.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
21
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Statements of Operations

	Year Ended September 30, 2021
	Global Energy Solutions Fund	Global Water Fund
Investment Income
Dividend income (net of foreign taxes withheld of $379,831 and $841,596, respectively)	$ 3,299,069	$ 12,583,435
Dividend income - affiliated issuers	802	1,105
Interest income	381	1,838
Interest income - affiliated issuers	3,207	11,645
Securities lending income, net	119,400	31,811
Total investment income	$ 3,422,859	$ 12,629,834
Expenses
Investment advisory fee	$ 1,459,231	$ 3,723,407
Administrative fee	233,477	616,870
Distribution and service fees:
Class A	228,559	566,637
Class C	102,991	422,227
Directors' fees and expenses	8,275	26,136
Custodian fees	66,661	53,600
Transfer agency fees and expenses	296,532	633,103
Accounting fees	58,020	124,258
Professional fees	31,262	44,598
Registration fees	79,641	72,776
Reports to shareholders	20,158	43,846
Miscellaneous	28,198	38,342
Total expenses	$ 2,613,005	$ 6,365,800
Waiver and/or reimbursement of expenses by affiliate	$ (349,085)	$ (284,409)
Net expenses	$ 2,263,920	$ 6,081,391
Net investment income	$ 1,158,939	$ 6,548,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 29,995,393	$ 31,523,950
Investment securities - affiliated issuers	(66)	(309)
Foreign currency transactions	(39,980)	24,068
Net realized gain	$29,955,347	$ 31,547,709
Change in unrealized appreciation (depreciation):
Investment securities	$ 9,639,146	$ 96,677,316
Investment securities - affiliated issuers	(2,006)	(3,817)
Foreign currency	(32,367)	(32,078)
Net change in unrealized appreciation (depreciation)	$ 9,604,773	$ 96,641,421
Net realized and unrealized gain	$39,560,120	$128,189,130
Net increase in net assets from operations	$40,719,059	$134,737,573
22
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Statements of Changes in Net Assets

	Global Energy Solutions Fund		Global Water Fund
	Year Ended September 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,158,939	$ 727,040	$ 6,548,443	$ 2,974,014
Net realized gain	29,955,347	8,877,835	31,547,709	5,551,449
Net change in unrealized appreciation (depreciation)	9,604,773	19,963,491	96,641,421	11,179,783
Net increase in net assets from operations	$ 40,719,059	$ 29,568,366	$134,737,573	$ 19,705,246
Distributions to shareholders:
Class A	$ (576,225)	$ (529,616)	$ (1,611,609)	$ (1,611,283)
Class C	(12,463)	(26,519)	(12,508)	(108,693)
Class I	(567,285)	(359,921)	(2,142,987)	(2,089,882)
Total distributions to shareholders	$ (1,155,973)	$ (916,056)	$ (3,767,104)	$ (3,809,858)
Capital share transactions:
Class A	$ 15,894,369	$ (1,151,504)	$ 8,216,239	$ (7,542,026)
Class C	671,750	(956,642)	(9,252,815)	(12,448,296)
Class I	53,344,764	11,184,843	23,806,274	2,202,758
Net increase (decrease) in net assets from capital share transactions	$ 69,910,883	$ 9,076,697	$ 22,769,698	$ (17,787,564)
Net increase (decrease) in net assets	$109,473,969	$ 37,729,007	$153,740,167	$ (1,892,176)
Net Assets
At beginning of year	$ 115,944,356	$ 78,215,349	$ 409,455,056	$ 411,347,232
At end of year	$225,418,325	$115,944,356	$563,195,223	$409,455,056
23
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Financial Highlights

	Global Energy Solutions Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 9.54	$ 7.08	$ 6.95	$ 7.23	$ 6.23
Income (Loss) From Operations
Net investment income(1)	$ 0.06	$ 0.06	$ 0.08	$ 0.10	$ 0.08
Net realized and unrealized gain (loss)	3.27	2.48	0.15	(0.29)	0.98
Total income (loss) from operations	$ 3.33	$ 2.54	$ 0.23	$ (0.19)	$ 1.06
Less Distributions
From net investment income	$ (0.08)	$ (0.08)	$ (0.10)	$ (0.09)	$ (0.06)
Total distributions	$ (0.08)	$ (0.08)	$ (0.10)	$ (0.09)	$ (0.06)
Net asset value — End of year	$ 12.79	$ 9.54	$ 7.08	$ 6.95	$ 7.23
Total Return(2)	35.00%	36.12%	3.60%	(2.73)%	17.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$100,038	$62,428	$47,596	$51,502	$58,695
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.42%	1.54%	1.72%	1.69%	1.94%
Net expenses	1.24%	1.24%	1.26%	1.28%	1.38%
Net investment income	0.48%	0.76%	1.27%	1.34%	1.26%
Portfolio Turnover	50%	45%	40%	38%	133%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
24
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Financial Highlights — continued

	Global Energy Solutions Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 8.92	$ 6.63	$ 6.50	$ 6.76	$ 5.82
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.03)	$ (—)(2)	$ 0.02	$ 0.04	$ 0.03
Net realized and unrealized gain (loss)	3.06	2.32	0.16	(0.26)	0.92
Total income (loss) from operations	$ 3.03	$ 2.32	$ 0.18	$ (0.22)	$ 0.95
Less Distributions
From net investment income	$ (0.02)	$ (0.03)	$ (0.05)	$ (0.04)	$ (0.01)
Total distributions	$ (0.02)	$ (0.03)	$ (0.05)	$ (0.04)	$ (0.01)
Net asset value — End of year	$ 11.93	$ 8.92	$ 6.63	$ 6.50	$ 6.76
Total Return(3)	33.93%	35.03%	2.85%	(3.31)%	16.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,009	$ 7,841	$6,752	$9,996	$11,938
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.17%	2.29%	2.48%	2.44%	2.78%
Net expenses	1.99%	1.99%	2.01%	2.03%	2.13%
Net investment income (loss)	(0.27)%	(0.01)%	0.38%	0.59%	0.55%
Portfolio Turnover	50%	45%	40%	38%	133%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
25
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
September 30, 2021
Financial Highlights — continued

	Global Energy Solutions Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 9.70	$ 7.20	$ 7.07	$ 7.34	$ 6.35
Income (Loss) From Operations
Net investment income(1)	$ 0.10	$ 0.08	$ 0.11	$ 0.15	$ 0.13
Net realized and unrealized gain (loss)	3.31	2.52	0.14	(0.31)	0.97
Total income (loss) from operations	$ 3.41	$ 2.60	$ 0.25	$ (0.16)	$ 1.10
Less Distributions
From net investment income	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.11)	$ (0.11)
Total distributions	$ (0.10)	$ (0.10)	$ (0.12)	$ (0.11)	$ (0.11)
Net asset value — End of year	$ 13.01	$ 9.70	$ 7.20	$ 7.07	$ 7.34
Total Return(2)	35.28%	36.40%	3.89%	(2.33)%	17.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$114,371	$45,676	$23,867	$19,178	$ 5,503
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.17%	1.29%	1.47%	1.43%	1.66%
Net expenses	0.99%	0.99%	0.98%	0.93%	0.97%
Net investment income	0.80%	1.08%	1.60%	2.00%	1.99%
Portfolio Turnover	50%	45%	40%	38%	133%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
26
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Financial Highlights

	Global Water Fund — Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 21.67	$ 20.70	$ 20.00	$ 19.92	$ 17.71
Income (Loss) From Operations
Net investment income(1)	$ 0.33	$ 0.14	$ 0.23	$ 0.23	$ 0.20
Net realized and unrealized gain	6.80	1.02	0.70	0.04	2.01
Total income from operations	$ 7.13	$ 1.16	$ 0.93	$ 0.27	$ 2.21
Less Distributions
From net investment income	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.19)	$ —
Total distributions	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.19)	$ —
Net asset value — End of year	$ 28.61	$ 21.67	$ 20.70	$ 20.00	$ 19.92
Total Return(2)	33.05%	5.57%	4.86%	1.34%	12.48%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$246,978	$180,956	$181,139	$201,243	$235,266
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.29%	1.34%	1.38%	1.39%	1.46%
Net expenses	1.24%	1.24%	1.25%	1.28%	1.28%
Net investment income	1.21%	0.70%	1.17%	1.14%	1.11%
Portfolio Turnover	27%	35%	28%	40%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
27
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Financial Highlights — continued

	Global Water Fund — Class C
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 19.84	$ 18.98	$ 18.32	$ 18.28	$ 16.37
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.10	$ (0.02)	$ 0.08	$ 0.07	$ 0.07
Net realized and unrealized gain	6.26	0.92	0.66	0.03	1.84
Total income from operations	$ 6.36	$ 0.90	$ 0.74	$ 0.10	$ 1.91
Less Distributions
From net investment income	$ (0.01)	$ (0.04)	$ (0.08)	$ (0.06)	$ —
Total distributions	$ (0.01)	$ (0.04)	$ (0.08)	$ (0.06)	$ —
Net asset value — End of year	$ 26.19	$ 19.84	$ 18.98	$ 18.32	$ 18.28
Total Return(2)	32.05%	4.75%	4.08%	0.61%	11.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$41,631	$39,358	$50,369	$58,455	$67,096
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.04%	2.09%	2.13%	2.14%	2.17%
Net expenses	1.99%	1.99%	2.01%	2.03%	2.03%
Net investment income (loss)	0.42%	(0.08)%	0.43%	0.40%	0.41%
Portfolio Turnover	27%	35%	28%	40%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
28
See Notes to Financial Statements.

Calvert
Global Water Fund
September 30, 2021
Financial Highlights — continued

	Global Water Fund — Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 21.83	$ 20.85	$ 20.15	$ 20.08	$ 17.79
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.20	$ 0.29	$ 0.36	$ 0.30
Net realized and unrealized gain (loss)	6.86	1.02	0.70	(0.02)	1.99
Total income from operations	$ 7.26	$ 1.22	$ 0.99	$ 0.34	$ 2.29
Less Distributions
From net investment income	$ (0.25)	$ (0.24)	$ (0.29)	$ (0.27)	$ —
Total distributions	$ (0.25)	$ (0.24)	$ (0.29)	$ (0.27)	$ —
Net asset value — End of year	$ 28.84	$ 21.83	$ 20.85	$ 20.15	$ 20.08
Total Return(2)	33.41%	5.83%	5.18%	1.68%	12.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$274,586	$189,141	$179,839	$170,996	$16,094
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.04%	1.09%	1.13%	1.14%	1.12%
Net expenses	0.99%	0.99%	0.97%	0.93%	0.93%
Net investment income	1.47%	0.97%	1.48%	1.78%	1.61%
Portfolio Turnover	27%	35%	28%	40%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
29
See Notes to Financial Statements.

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Energy Solutions Fund (Global Energy Solutions) and Calvert Global Water Fund (Global Water) (each a Fund and collectively, the Funds) are diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of Global Energy Solutions is to seek to track the performance of the Calvert Global Energy Research Index. Global Energy Solutions invests in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions, or that are significantly involved in the sustainable energy solutions industry. The investment objective of Global Water is to seek to track the performance of the Calvert Global Water Research Index. Global Water invests in equity securities of U.S. and non-U.S. companies whose main business is in the water industry, or that are significantly involved in water-related services or technologies.
Each Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (the Board) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value each Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Funds' Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
30

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

Affiliated Fund. The Funds may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Funds’ adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following tables summarize the market value of each of the Funds' holdings as of September 30, 2021, based on the inputs used to value them:
Global Energy Solutions
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 1,668,021	$ —	$ 1,668,021
Austria	—	1,423,877	—	1,423,877
Belgium	—	1,954,633	—	1,954,633
Brazil	2,273,840	—	—	2,273,840
Canada	9,943,820	—	—	9,943,820
China	2,516,767	12,899,175	—	15,415,942
Denmark	—	5,543,115	—	5,543,115
Finland	—	1,215,572	—	1,215,572
France	—	11,519,797	—	11,519,797
Germany	—	15,150,766	—	15,150,766
Greece	—	1,043,876	—	1,043,876
Ireland	—	2,405,172	—	2,405,172
Italy	—	5,896,838	—	5,896,838
Japan	—	10,625,076	—	10,625,076
Netherlands	—	2,893,009	—	2,893,009
New Zealand	—	4,139,739	—	4,139,739
Norway	—	2,625,286	—	2,625,286
Singapore	1,405,164	2,497,673	—	3,902,837
South Korea	—	4,952,844	—	4,952,844
Spain	1,235,355	8,999,675	—	10,235,030
Sweden	—	4,380,658	—	4,380,658
Switzerland	—	3,709,101	—	3,709,101
Taiwan	—	12,019,734	—	12,019,734
31

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Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

Global Energy Solutions — continued
Asset Description	Level 1	Level 2	Level 3	Total
Thailand	$ —	$ 2,196,420	$ —	$ 2,196,420
United Kingdom	1,216,940	8,089,083	—	9,306,023
United States	76,405,161	—	—	76,405,161
Total Common Stocks	$94,997,047	$127,849,140 (1)	$ —	$222,846,187
High Social Impact Investments	$ —	$ 309,203	$ —	$ 309,203
Short-Term Investments:
Affiliated Fund	—	970,203	—	970,203
Securities Lending Collateral	2,653,387	—	—	2,653,387
Total Investments	$97,650,434	$129,128,546	$ —	$226,778,980

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Global Water
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks:
Australia	$ —	$ 12,363,705	$ —	$ 12,363,705
Brazil	17,585,946	—	—	17,585,946
Canada	9,455,313	—	—	9,455,313
Chile	—	9,094,767	—	9,094,767
China	—	26,728,053	—	26,728,053
Denmark	—	2,719,428	—	2,719,428
Finland	—	10,337,855	—	10,337,855
France	—	25,884,062	—	25,884,062
Germany	—	6,082,647	—	6,082,647
Italy	—	8,725,161	—	8,725,161
Japan	—	56,417,262	—	56,417,262
Netherlands	—	8,254,235	—	8,254,235
Singapore	—	3,126,222	0	3,126,222
South Korea	—	6,023,433	—	6,023,433
Spain	—	5,866,314	—	5,866,314
Switzerland	1,555,427	22,436,913	—	23,992,340
Taiwan	—	2,984,301	—	2,984,301
Thailand	—	9,082,378	—	9,082,378
United Kingdom	3,164,139	45,626,379	—	48,790,518
United States	265,696,931	—	—	265,696,931
Total Common Stocks	$297,457,756	$261,753,115 (2)	$ 0	$559,210,871
High Social Impact Investments	$ —	$ 1,224,234	$ —	$ 1,224,234
Short-Term Investments:
Affiliated Fund	—	2,930,857	—	2,930,857
32

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Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

Global Water — continued
Asset Description	Level 1	Level 2	Level 3(1)	Total
Securities Lending Collateral	$ 12,161,176	$ —	$ —	$ 12,161,176
Total Investments	$309,618,932	$265,908,206	$ 0	$575,527,138

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, Global Water has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of each Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund's Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Funds on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
33

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Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, each Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, each Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the respective Fund's change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in the respective Fund's net realized gain (loss) on investments.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to each Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory agreement (each a “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to each New Agreement (and each Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the following annual rates of each respective Fund's average daily net assets and is payable monthly:
Global Energy Solutions0.75%
Global Water
Up to and including $250 Million0.75%
Over $250 Million0.70%
For the year ended September 30, 2021, the investment advisory fee for Global Energy Solutions and Global Water amounted to $1,459,231 and $3,723,407, respectively, or 0.75% and 0.72%, respectively, of each Fund’s average daily net assets. The Funds may invest their cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Funds' operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.24%, 1.99% and 0.99% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $349,085 and $284,409 for Global Energy Solutions and Global Water, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $233,477 and $616,870 for Global Energy Solutions and Global Water, respectively.
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds' principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Funds by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. In addition, pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2021 amounted to $228,559 and $566,637, respectively, for Class A shares and $102,991 and $422,227, respectively, for Class C shares.
The Funds were informed that EVD received $62,662 and $65,937 for Global Energy Solutions and Global Water, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $3,665 for Global Water and none for Global Energy Solutions.
For the year ended September 30, 2021, the Funds were also informed that EVD received the following amounts of contingent deferred sales charges paid by Class A and Class C shareholders:
34

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

	Global Energy Solutions	Global Water
Class A	$ 16	$ 78
Class C	509	850
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses for Global Energy Solutions and Global Water incurred to EVM amounted to $57,709 and $102,807, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Director of the Funds who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert funds selected by the Directors. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds' assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Funds who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, Global Energy Solutions' and Global Water's allocated portion of the Advisory Council compensation and fees was $161 and $308, respectively, which are included in miscellaneous expense on the Statements of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:
	Global Energy Solutions	Global Water
Purchases	$164,312,531	$159,424,475
Sales	96,066,183	134,798,701
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Global Energy Solutions		Global Water
	Year Ended September 30,		Year Ended September 30,
	2021	2020	2021	2020
Ordinary income	$1,155,973	$916,056	$3,767,104	$3,809,858
During the year ended September 30, 2021, the following amounts were reclassified due to non-deductible expenses and the use of equalization accounting for Global Energy Solutions and use of equalization accounting for Global Water. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
35

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

	Global Energy Solutions	Global Water
Change in:
Paid-in capital	$ 94,917	$ 334,885
Distributable earnings (Accumulated loss)	$(94,917)	$(334,885)
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
	Global Energy Solutions	Global Water
Undistributed ordinary income	$ 894,015	$ 5,727,090
Deferred capital losses	(37,797,659)	(7,587,478)
Net unrealized appreciation	34,021,571	160,304,071
Distributable earnings (Accumulated loss)	$ (2,882,073)	$158,443,683
At September 30, 2021, the Funds, for federal income tax purposes, had the following deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long term character as when originally deferred.
The amounts of the deferred capital losses are as follows:
	Global Energy Solutions	Global Water
Deferred capital losses:
Short-term	$ —	$(7,587,478)
Long-term	(37,797,659)	—
The cost and unrealized appreciation (depreciation) of investments of the Funds at September 30, 2021, as determined on a federal income tax basis, were as follows:
	Global Energy Solutions	Global Water
Aggregate cost	$192,729,940	$415,215,097
Gross unrealized appreciation	$ 41,561,546	$ 184,173,218
Gross unrealized depreciation	(7,512,506)	(23,861,177)
Net unrealized appreciation	$ 34,049,040	$160,312,041
5  Securities Lending
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Funds on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of a Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
36

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan and the total value of collateral received were as follows:
	Global Energy Solutions	Global Water
Securities on Loan	$ 9,194,758	$ 21,413,354
Collateral Received:
Cash	2,653,387	12,161,176
U.S. government and/or agencies securities	6,872,291	10,540,068
Total Collateral Received	$9,525,678	$22,701,244
The following tables provide a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
Global Energy Solutions	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,653,387	$ —	$ —	$ —	$2,653,387

Global Water	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$12,161,176	$ —	$ —	$ —	$12,161,176
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2021 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
6  Line of Credit
The Funds participate with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Funds solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time.
The Funds had no borrowings outstanding pursuant to their line of credit at September 30, 2021. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Funds renewed their line of credit agreement, which expires October 25, 2022, at substantially the same terms.
7  Affiliated Issuers and Funds
Each Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC), pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Funds and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
37

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

At September 30, 2021, the value of each Fund's investment in the Notes and affiliated funds was $1,166,769 for Global Energy Solutions, which represents 0.5% of its net assets and $3,550,040 for Global Water, which represents 0.6% of its net assets. Transactions in the Notes and affiliated funds by the Funds for the year ended September 30, 2021 were as follows:
Global Energy Solutions
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes:
1.50%, 12/15/20(1)	$ 262,231	$ —	$ (263,568)	$ —	$ 1,337	$ —	$ 824	$ —
1.50%, 12/15/23(1)	—	200,000	—	—	(3,434)	196,566	2,383	200,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	258,630	44,903,119	(44,191,571)	(66)	91	970,203	802	970,106
Totals				$ (66)	$ (2,006)	$1,166,769	$ 4,009

(1)	Restricted security.
Global Water
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes:
1.50%, 12/15/20(1)	$1,317,403	$ —	$ (1,324,116)	$ —	$ 6,713	$ —	$ 4,138	$ —
1.50%, 12/15/23(1)	—	630,000	—	—	(10,817)	619,183	7,507	630,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	1,005,664	48,188,492	(46,263,277)	(309)	287	2,930,857	1,105	2,930,564
Totals				$(309)	$ (3,817)	$3,550,040	$12,750

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Funds). The authorized shares of each Fund consists of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
38

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

Global Energy Solutions
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,383,314	$ 30,070,042	754,608	$ 5,816,261
Reinvestment of distributions	44,331	530,637	63,936	495,506
Shares redeemed	(1,288,358)	(16,341,022)	(1,071,928)	(8,061,751)
Converted from Class C	140,620	1,634,712	79,273	598,480
Net increase (decrease)	1,279,907	$ 15,894,369	(174,111)	$ (1,151,504)
Class C
Shares sold	340,490	$ 4,055,452	118,738	$ 859,345
Reinvestment of distributions	1,094	12,290	3,456	25,163
Shares redeemed	(147,435)	(1,761,280)	(176,751)	(1,242,670)
Converted to Class A	(150,565)	(1,634,712)	(84,574)	(598,480)
Net increase (decrease)	43,584	$ 671,750	(139,131)	$ (956,642)
Class I
Shares sold	6,761,201	$ 87,955,567	2,478,591	$ 19,373,804
Reinvestment of distributions	46,193	561,712	44,987	353,601
Shares redeemed	(2,727,005)	(35,172,515)	(1,128,620)	(8,542,562)
Net increase	4,080,389	$ 53,344,764	1,394,958	$11,184,843
Global Water
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,224,165	$ 33,471,723	1,009,457	$ 20,886,003
Reinvestment of distributions	58,166	1,458,802	67,917	1,499,614
Shares redeemed	(1,232,467)	(32,868,802)	(1,566,924)	(31,683,730)
Converted from Class C	233,616	6,154,516	88,411	1,756,087
Net increase (decrease)	283,480	$ 8,216,239	(401,139)	$ (7,542,026)
Class C
Shares sold	231,435	$ 5,877,257	165,165	$ 3,190,157
Reinvestment of distributions	497	11,475	4,561	92,739
Shares redeemed	(371,062)	(8,987,031)	(744,118)	(13,975,105)
Converted to Class A	(254,816)	(6,154,516)	(96,329)	(1,756,087)
Net decrease	(393,946)	$ (9,252,815)	(670,721)	$(12,448,296)
39

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

Global Water — continued
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,444,848	$ 67,005,702	2,263,617	$ 46,188,116
Reinvestment of distributions	77,478	1,954,775	81,579	1,811,063
Shares redeemed	(1,662,422)	(45,154,203)	(2,308,016)	(45,796,421)
Net increase	859,904	$ 23,806,274	37,180	$ 2,202,758
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Funds may have difficulties enforcing their legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Concentration Risk
Global Energy Solutions concentrates its investments in the sustainable energy solutions industry. This industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Global Water concentrates its investments in the water industry. This industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds' performance, or the performance of the securities in which the Funds invest.
40

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Notes to Financial Statements — continued

10  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
41

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Global Energy Solutions Fund and Calvert Global Water Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Calvert Global Energy Solutions Fund and Calvert Global Water Fund (the "Funds") (two of the funds constituting Calvert Impact Fund, Inc.), including the schedules of investments, as of September 30, 2021, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations and changes in their net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial statements and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
42

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:
Global Energy Solutions	$ 2,472,129
Global Water	$ 9,030,756
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund's dividend distribution that qualifies under tax law. For each Fund's fiscal 2021 ordinary income dividends, the following qualifies for the corporate dividends received deduction:
Global Energy Solutions	18.76%
Global Water	52.69%
Foreign Tax Credit. For the fiscal year ended September 30, 2021, the Funds paid foreign taxes and recognized foreign source income as follows:
	Foreign Taxes	Foreign Source Income
Global Energy Solutions	$274,104	$ 2,798,647
Global Water	$675,374	$10,214,522
43

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
44

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Funds' current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Funds to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Funds to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
45

Calvert
Global Energy Solutions Fund
Global Water Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Funds because of his positions with the Funds' adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Funds includes additional information about the Directors and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
46

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

47

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
48

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
49

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24199     9.30.21

Calvert
Green Bond Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2021
Calvert
Green Bond Fund

Calvert
Green Bond Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
After the U.S. Federal Reserve (the Fed) met in late September 2021, Fed Chair Jerome Powell noted that “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended September 30, 2021.
Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave known as the Delta variant spreading around the world in the summer of 2021.
For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.
As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning (3.30)% for the period. The Bloomberg U.S. Aggregate Bond Index, a broad measure of the U.S. fixed-income market, was also dragged down by its Treasury component, and returned (0.90)% for the period.
Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 1.74% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.
High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the Bloomberg U.S. Corporate High Yield Index returned 11.28% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Green Bond Fund (the Fund) returned 0.17% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA Green Bond Index - Hedged USD (the Index), which returned (0.25)%.
The Fund’s sector allocation was strong during the period and contributed most to returns relative to the Index. Out-of-Index allocations to high yield corporate securities and asset-backed securities were particularly beneficial. Underweight allocations to global sovereigns and government-related securities also enhanced relative performance. The Fund’s yield-curve positioning further contributed to returns relative to the Index during the period.
The Fund’s shorter-than-Index U.S. dollar (USD) duration detracted from performance relative to the Index during the period, while its use of derivatives had a positive impact on absolute returns.
Toward period-end, the U.S. Federal Reserve indicated it was poised to begin a monetary tightening cycle that the Fund believed was likely to spark volatility and move interest rates higher, particularly at the front end of the yield curve. Under these circumstances, the Fund maintained an underweight exposure to interest rate durations at period end.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Green Bond Fund
September 30, 2021
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2013	10/31/2013	0.17%	2.90%	3.02%
Class A with 3.75% Maximum Sales Charge	—	—	(3.60)	2.11	2.53
Class I at NAV	10/31/2013	10/31/2013	0.42	3.22	3.36
Class R6 at NAV	02/01/2019	10/31/2013	0.47	3.26	3.39

ICE BofA Green Bond Index - Hedged USD	—	—	(0.25)%	3.56%	3.86%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.79%	0.54%	0.49%
Net	0.73	0.48	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	10/31/2013	$324,854	N.A.
Class R6	$1,000,000	10/31/2013	$1,302,072	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Green Bond Fund
September 30, 2021
Fund Profile

Asset Allocation (% of total investments)

Country Allocation (% of total investments)
United States	67.4%
France	6.6
Netherlands	6.5
Canada	4.8
Luxembourg	4.1
Italy	2.3
Sweden	1.2
Germany	1.0
Other (less than 1.0% each)	6.1
Total	100.0%
Credit Quality (% of bond holdings)*

* For purposes of the Fund's rating restrictions, ratings are based on Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer's creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P's measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody's) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency's analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition and does not necessarily reflect its assessment of the volatility of a security's market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Green Bond Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA Green Bond Index - Hedged USD tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

5

Calvert
Green Bond Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,008.80	$3.68 **	0.73%
Class I	$1,000.00	$1,010.00	$2.42 **	0.48%
Class R6	$1,000.00	$1,010.30	$2.17 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.41	$3.70 **	0.73%
Class I	$1,000.00	$1,022.66	$2.43 **	0.48%
Class R6	$1,000.00	$1,022.91	$2.18 **	0.43%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments

Asset-Backed Securities — 11.1%

Security	Principal Amount (000's omitted)	Value
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.93%, 7/20/48(1)	$2,000	$ 1,988,805
Helios Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	7,060	7,341,042
Mosaic Solar Loan Trust:
Series 2018-1A, Class A, 4.01%, 6/22/43(1)	715	768,511
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	2,369	2,342,062
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	1,028	1,120,015
Series 2019-2A, Class A, 2.88%, 9/20/40(1)	3,374	3,529,580
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	3,604	3,738,474
Series 2019-2A, Class C, 4.35%, 9/20/40(1)	742	743,245
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	1,557	1,580,466
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	1,789	1,868,942
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	2,219	2,212,115
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	2,573	2,555,607
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	1,235	1,238,759
Mosaic Solar Loans LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42(1)	533	568,301
Series 2017-2A, Class A, 3.82%, 6/22/43(1)	59	62,644
Series 2017-2A, Class C, 2.00%, 6/22/43(1)	921	918,532
Series 2021-2A, Class A, 1.64%, 4/22/47(1)	2,693	2,672,664
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	139	145,701
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	3,772	3,779,517
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	3,142	3,197,974
Series 2014-2, Class B, 5.44%, 7/20/44(1)	161	160,467
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class C, 5.32%, 6/20/46(1)	1,300	1,360,447
Series 2021-A, Class A, 1.80%, 2/20/48(1)	2,866	2,866,724
Series 2021-A, Class B, 3.15%, 2/20/48(1)	5,293	5,269,122
Series 2021-B, Class B, 2.01%, 7/20/48(1)	3,753	3,719,687
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	7,620	7,905,773
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	2,887	3,004,262
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	1,939	2,065,763
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	756	754,778
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	3,900	3,907,059
Sunrun Vulcan Issuer, LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(1)	5,367	5,371,382
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	2,048	2,192,663
Security	Principal Amount (000's omitted)	Value
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	$2,490	$ 2,644,125
Tesla Auto Lease Trust:
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	370	371,178
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	1,570	1,594,695
Series 2019-A, Class B, 2.41%, 12/20/22(1)	3,270	3,329,748
Series 2019-A, Class E, 5.48%, 5/22/23(1)	1,545	1,608,694
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	1,014	1,018,471
Series 2020-A, Class C, 1.68%, 2/20/24(1)	2,000	2,025,762
Series 2020-A, Class D, 2.33%, 2/20/24(1)	1,695	1,734,617
Series 2020-A, Class E, 4.64%, 8/20/24(1)	973	1,017,266
Series 2021-A, Class D, 1.34%, 3/20/25(1)	3,500	3,507,006
Vivint Solar Financing V, LLC, Series 2018-1A, Class A, 4.73%, 4/30/48(1)	1,425	1,541,043
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	5,174	5,131,838
Total Asset-Backed Securities (identified cost $104,689,804)		$106,475,526

Commercial Mortgage-Backed Securities — 5.6%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	$4,050	$ 4,291,718
Series KG03, Class A2, 1.297%, 6/25/30(2)	1,360	1,327,656
Series KG04, Class A1, 0.845%, 6/25/30	3,775	3,677,308
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.023%, 9/25/27(2)	3,669	3,984,684
Series 2018-M4, Class A2, 3.161%, 3/25/28(2)	3,471	3,797,065
Series 2018-M13, Class A2, 3.818%, 9/25/30(2)	3,780	4,386,163
Series 2019-M1, Class A2, 3.673%, 9/25/28(2)	3,974	4,505,313
Series 2019-M22, Class A2, 2.522%, 8/25/29	7,172	7,658,105
Series 2020-M1, Class A2, 2.444%, 10/25/29	7,842	8,307,754
Series 2020-M20, Class A2, 1.435%, 10/25/29	4,250	4,194,819
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	7,179	7,438,000
Total Commercial Mortgage-Backed Securities (identified cost $51,507,499)		$ 53,568,585

7
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

Common Stocks — 0.2%

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.2%
NextEra Energy Partners, L.P.	29,393	$ 2,215,056
Total Common Stocks (identified cost $1,881,055)		$ 2,215,056

Corporate Bonds — 60.2%

Security	Principal Amount (000's omitted)*		Value
Communications — 1.2%
Verizon Communications, Inc.:
1.50%, 9/18/30		9,234	$ 8,745,150
2.85%, 9/3/41		3,000	2,932,714
			$ 11,677,864
Consumer, Cyclical — 0.7%
Aptiv PLC, 5.40%, 3/15/49		1,500	$ 2,050,376
Walmart, Inc., 1.80%, 9/22/31		5,000	4,959,683
			$ 7,010,059
Consumer, Non-cyclical — 2.9%
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32		3,470	$ 3,289,994
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29		2,345	2,477,804
Kaiser Foundation Hospitals, 3.15%, 5/1/27		1,208	1,313,185
Koninklijke Philips NV, 0.50%, 5/22/26(3)	EUR	11,650	13,813,793
PepsiCo, Inc., 2.875%, 10/15/49		6,700	6,834,806
			$ 27,729,582
Energy — 2.3%
Hanwha Energy USA Holdings Corp., 2.375%, 7/30/22(1)		2,500	$ 2,535,109
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)		17,294	18,115,465
5.00%, 1/31/28(1)		867	932,025
			$ 21,582,599
Financial — 23.6%
Alexandria Real Estate Equities, Inc., 2.00%, 5/18/32		6,900	$ 6,694,740
Bank of America Corp., 2.456% to 10/22/24, 10/22/25(4)		23,441	24,492,221
Bank of Nova Scotia (The), 2.375%, 1/18/23		6,600	6,779,006
BNP Paribas S.A.:
0.375% to 10/14/26, 10/14/27(3)(4)	EUR	7,500	8,716,945
1.675% to 06/30/26, 6/30/27(1)(4)		3,000	2,988,010
Boston Properties, L.P.:
2.45%, 10/1/33		8,333	8,116,064
3.40%, 6/21/29		4,950	5,365,463
Security	Principal Amount (000's omitted)*		Value
Financial (continued)
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25		6,740	$ 6,690,481
Citigroup, Inc., 1.678% to 5/15/23, 5/15/24(4)		8,575	8,744,480
Commonwealth Bank of Australia, 3.25%, 3/31/22	AUD	2,020	1,482,740
Cooperatieve Rabobank UA, 1.106% to 2/24/26, 2/24/27(1)(4)(5)		9,000	8,878,005
DBS Group Holdings Ltd., 0.745%, (3 mo. USD LIBOR + 0.62%), 7/25/22(1)(6)		3,640	3,655,807
Digital Dutch Finco BV, 1.50%, 3/15/30(3)	EUR	6,300	7,667,863
Digital Euro Finco LLC, 2.50%, 1/16/26(3)	EUR	8,700	11,010,522
Equinix, Inc., 2.50%, 5/15/31		8,700	8,765,502
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		12,396	12,597,435
3.75%, 9/15/30(1)		6,592	6,669,654
6.00%, 4/15/25(1)		76	79,515
ING Groep NV:
1.40% to 7/1/25, 7/1/26(1)(4)		7,600	7,622,385
4.625%, 1/6/26(1)		2,675	3,036,955
JPMorgan Chase & Co., 0.653% to 9/16/23, 9/16/24(4)		8,800	8,823,623
Kimco Realty Corp., 2.70%, 10/1/30(5)		3,000	3,087,821
Metropolitan Life Global Funding I, 0.95%, 7/2/25(1)		6,694	6,617,750
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23(7)		1,100	1,144,169
National Australia Bank, Ltd., 3.625%, 6/20/23		3,243	3,425,225
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24		9,903	10,379,945
Prologis Euro Finance, LLC, 0.375%, 2/6/28	EUR	6,700	7,815,682
Prologis, L.P., 1.25%, 10/15/30		4,764	4,465,083
Prudential Financial, Inc., 1.50%, 3/10/26		4,394	4,462,217
Regency Centers, L.P., 3.75%, 6/15/24		2,500	2,666,858
Royal Bank of Canada, 0.25%, 5/2/24(3)(5)	EUR	8,600	10,078,213
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/24		3,000	2,991,164
Vornado Realty L.P., 2.15%, 6/1/26		4,500	4,573,320
Welltower, Inc., 2.70%, 2/15/27		6,300	6,659,217
			$227,244,080
Government - Multinational — 6.7%
Asian Development Bank:
1.875%, 8/10/22		1,500	$ 1,522,698
2.125%, 3/19/25		750	787,690
2.375%, 8/10/27		750	799,810
3.125%, 9/26/28(5)		800	898,660
European Bank for Reconstruction & Development:
1.50%, 2/13/25		3,045	3,129,069
1.625%, 9/27/24		2,635	2,716,186
European Investment Bank:
1.00%, 11/14/42(3)	EUR	3,400	4,356,174
1.625%, 5/13/31		5,960	6,004,068
2.375%, 5/24/27		10,503	11,226,930

8
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Government - Multinational (continued)
European Investment Bank: (continued)
2.50%, 10/15/24		6,200	$ 6,563,027
2.875%, 6/13/25(1)		10,000	10,785,739
3.30%, 2/3/28	AUD	1,300	1,049,059
International Bank for Reconstruction & Development:
0.625%, 11/22/27	EUR	3,550	4,313,287
2.125%, 3/3/25		4,000	4,196,964
3.125%, 11/20/25		4,150	4,544,915
International Finance Corp., 2.125%, 4/7/26		1,547	1,629,274
			$ 64,523,550
Government - Regional — 0.5%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)		4,785	$ 4,766,149
			$ 4,766,149
Industrial — 2.6%
Johnson Controls International plc/Tyco Fire & Security Finance SCA, 1.75%, 9/15/30(5)		6,950	$ 6,754,780
Owens Corning, 3.95%, 8/15/29		11,882	13,277,941
Xylem, Inc.:
1.95%, 1/30/28		3,400	3,423,864
2.25%, 1/30/31		1,821	1,824,794
			$ 25,281,379
Technology — 4.4%
Apple, Inc., 0.50%, 11/15/31(5)	EUR	22,438	$ 26,379,240
NXP B.V./NXP Funding, LLC NXP USA, Inc.:
2.50%, 5/11/31(1)		5,000	5,050,207
3.40%, 5/1/30(1)		2,861	3,107,572
SK Hynix, Inc., 2.375%, 1/19/31(1)		8,000	7,771,644
			$ 42,308,663
Utilities — 15.3%
AES Corp. (The), 2.45%, 1/15/31		18,302	$ 18,074,419
Avangrid, Inc.:
3.15%, 12/1/24		3,953	4,215,583
3.80%, 6/1/29		8,600	9,582,561
Brookfield Renewable Partners ULC, 3.33%, 8/13/50	CAD	4,000	2,950,229
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)(8)		5,463	5,469,829
4.75%, 3/15/28(1)		4,300	4,557,355
Consolidated Edison Co. of New York, Inc.:
3.35%, 4/1/30		4,083	4,472,495
3.60%, 6/15/61		3,000	3,141,191
Security	Principal Amount (000's omitted)*		Value
Utilities (continued)
Enel Finance International NV:
1.00%, 9/16/24(3)	EUR	4,250	$ 5,087,412
1.125%, 9/16/26(3)	EUR	6,100	7,417,691
1.375%, 7/12/26(1)		3,163	3,146,507
Liberty Utilities Finance GP 1, 2.05%, 9/15/30(1)		12,994	12,587,523
MidAmerican Energy Co.:
3.15%, 4/15/50		1,600	1,679,165
3.65%, 8/1/48		4,490	5,044,524
4.25%, 7/15/49		2,890	3,575,635
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28		8,879	8,890,179
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)		257	272,073
4.50%, 9/15/27(1)		8,214	8,846,355
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)		3,782	3,677,407
Northern States Power Co.:
2.25%, 4/1/31(5)		2,310	2,352,415
2.60%, 6/1/51		6,100	5,792,823
NSTAR Electric Co., 3.25%, 5/15/29		4,000	4,376,867
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		9,916	10,349,825
Public Service Co. of Colorado:
3.20%, 3/1/50		5,000	5,312,899
4.10%, 6/15/48		1,000	1,212,414
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)		1,595	1,646,327
Tucson Electric Power Co., 1.50%, 8/1/30		3,300	3,125,949
			$146,857,652
Total Corporate Bonds (identified cost $571,639,470)			$578,981,577

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(9)(10)	$1,700	$ 1,670,811
Total High Social Impact Investments (identified cost $1,700,000)		$ 1,670,811

Preferred Stocks — 1.6%

Security	Shares	Value
Electric Utilities — 0.9%
Brookfield BRP Holdings Canada, Inc., 4.625%(5)	353,000	$ 9,100,340
		$ 9,100,340

9
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.7%
Brookfield Property Partners, L.P.:
Series A, 5.75%	92,000	$ 2,159,240
Series A2, 6.375%(5)	169,100	4,268,084
		$ 6,427,324
Total Preferred Stocks (identified cost $15,400,394)		$ 15,527,664

Senior Floating-Rate Loans(11) — 0.3%

Borrower/Description	Principal Amount (000's omitted)	Value
Industrial Equipment — 0.3%
EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	$3,167	$ 3,155,186
Total Senior Floating-Rate Loans (identified cost $3,159,167)		$ 3,155,186

Sovereign Government Bonds — 12.1%

Security	Principal Amount (000's omitted)*		Value
Canada — 1.1%
Province of Ontario Canada:
1.95%, 1/27/23	CAD	3,200	$ 2,575,689
2.65%, 2/5/25	CAD	5,000	4,159,167
South Coast British Columbia Transportation Authority, 2.65%, 10/29/50	CAD	5,490	4,077,623
			$ 10,812,479
Chile — 0.2%
Chile Government International Bond, 2.55%, 1/27/32		1,500	$ 1,489,995
			$ 1,489,995
Finland — 0.5%
Kuntarahoitus Oyj, 0.05%, 9/6/29(3)	EUR	3,750	$ 4,374,949
			$ 4,374,949
France — 5.4%
French Republic Government Bond OAT:
0.50%, 6/25/44(1)(3)	EUR	8,000	$ 8,846,253
1.75%, 6/25/39(1)(3)	EUR	30,790	43,188,288
			$ 52,034,541
Security	Principal Amount (000's omitted)*		Value
Germany — 0.9%
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30(5)		3,034	$ 2,843,810
1.75%, 9/14/29		2,200	2,253,388
2.00%, 9/29/22		3,965	4,038,341
			$ 9,135,539
Italy — 1.0%
Italy Buoni Poliennali Del Tesoro, 1.50%, 4/30/45(1)(3)	EUR	8,900	$ 10,041,272
			$ 10,041,272
Netherlands — 2.0%
Nederlandse Waterschapsbank NV:
1.00%, 5/28/30(1)		2,400	$ 2,283,480
2.125%, 11/15/21(1)		1,280	1,282,955
2.375%, 3/24/26(1)		6,700	7,110,570
3.125%, 12/5/22(1)		500	517,007
Netherlands Government Bond, 0.50%, 1/15/40(1)(3)	EUR	6,400	7,817,116
			$ 19,011,128
Norway — 0.3%
Kommunalbanken AS, 2.125%, 2/11/25(1)		3,000	$ 3,140,835
			$ 3,140,835
Sweden — 0.7%
Sweden Government International Bond, 0.125%, 9/9/30(1)	SEK	61,500	$ 6,906,983
			$ 6,906,983
Total Sovereign Government Bonds (identified cost $119,567,292)			$116,947,721

Taxable Municipal Obligations — 2.8%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.9%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$8,240	$ 9,121,598
		$ 9,121,598
Water and Sewer — 1.9%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$1,665	$ 2,380,334
Massachusetts Water Pollution Abatement Trust, 5.192%, 8/1/40(12)	150	174,996

10
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	$620	$ 631,507
2.184%, 9/1/31	500	509,220
2.264%, 9/1/32	445	452,743
2.344%, 9/1/33	1,445	1,473,033
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.882%, 6/15/44(12)	605	929,104
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	10,705	11,449,212
		$ 18,000,149
Total Taxable Municipal Obligations (identified cost $24,909,564)		$ 27,121,747

U.S. Government Agencies and Instrumentalities — 1.2%

Security	Principal Amount (000's omitted)	Value
U.S. International Development Finance Corp.:
1.79%, 10/15/29	$4,111	$ 4,241,835
2.36%, 10/15/29	2,663	2,813,065
3.16%, 6/1/33	167	185,704
3.22%, 9/15/29	650	709,392
3.52%, 9/20/32	2,985	3,345,438
Total U.S. Government Agencies and Instrumentalities (identified cost $10,575,687)		$ 11,295,434

U.S. Government Agency Mortgage-Backed Securities — 0.4%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
Pool #AN1879, 2.65%, 6/1/26	$1,814	$ 1,921,229
Pool #AN1909, 2.68%, 7/1/26	1,994	2,116,496
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $3,856,296)		$ 4,037,725

Short-Term Investments — 5.0%
Affiliated Fund — 3.7%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(13)	35,215,130	$ 35,218,651
Total Affiliated Fund (identified cost $35,215,130)		$ 35,218,651
Securities Lending Collateral — 1.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(14)	12,633,849	$ 12,633,849
Total Securities Lending Collateral (identified cost $12,633,849)		$ 12,633,849
Total Short-Term Investments (identified cost $47,848,979)		$ 47,852,500
Total Investments — 100.7% (identified cost $956,735,207)		$968,849,532
Other Assets, Less Liabilities — (0.7)%		$ (6,738,783)
Net Assets — 100.0%		$ 962,110,749

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $360,810,912 or 37.5% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2021.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2021, the aggregate value of these securities is $142,416,491 or 14.6% of the Fund's net assets.
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.
(5)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $12,338,544.
(6)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2021.
(7)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).
(8)	When-issued security.

11
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

(9)	May be deemed to be an affiliated company (see Note 8).
(10)	Restricted security. Total market value of restricted securities amounts to $1,670,811, which represents 0.2% of the net assets of the Fund as of September 30, 2021.
(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(13)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.
(14)	Represents investment of cash collateral received in connection with securities lending.

Country Allocation (% of Total Investments)
United States	67.4%
France	6.6
Netherlands	6.5
Canada	4.8
Luxembourg	4.1
Other (less than 3.0% each)	10.6
Total	100.0%

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,639,490	AUD	3,609,626	State Street Bank and Trust Company	11/30/21	$ 29,321	$ —
USD	13,845,570	CAD	17,471,087	State Street Bank and Trust Company	11/30/21	53,059	—
USD	183,739,832	EUR	155,534,597	State Street Bank and Trust Company	11/30/21	3,382,210	—
USD	5,198,009	EUR	4,380,298	State Street Bank and Trust Company	11/30/21	118,624	—
USD	7,143,102	SEK	61,714,020	State Street Bank and Trust Company	11/30/21	90,852	—
						$3,674,066	$ —
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	13	Long	12/31/21	$ 2,860,711	$ (1,647)
U.S. 5-Year Treasury Note	197	Long	12/31/21	24,180,211	(124,307)
U.S. 10-Year Treasury Note	160	Long	12/21/21	21,057,500	(225,549)
U.S. Long Treasury Bond	(143)	Short	12/21/21	(22,768,281)	452,193
U.S. Ultra 10-Year Treasury Note	(654)	Short	12/21/21	(94,993,500)	1,415,159
U.S. Ultra-Long Treasury Bond	(71)	Short	12/21/21	(13,565,438)	345,989
					$1,861,838
12
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,700,000

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
SEK	– Swedish Krona
USD	– United States Dollar
13
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $918,728,803) - including $12,338,544 of securities on loan	$ 930,815,901
Investments in securities of affiliated issuers, at value (identified cost $38,006,404)	38,033,631
Receivable for open forward foreign currency exchange contracts	3,674,066
Cash	40,489
Deposits at broker for futures contracts	2,155,313
Cash denominated in foreign currency, at value (cost $23,475)	23,602
Receivable for capital shares sold	3,410,143
Interest receivable	4,463,496
Dividends and interest receivable - affiliated	23,640
Securities lending income receivable	1,129
Receivable from affiliate	25,850
Directors' deferred compensation plan	103,402
Total assets	$982,770,662
Liabilities
Payable for variation margin on open futures contracts	$ 79,243
Payable for investments purchased	1,079,881
Payable for when-issued securities	5,463,000
Payable for capital shares redeemed	680,905
Distributions payable	23,412
Deposits for securities loaned	12,633,849
Payable to affiliates:
Investment advisory fee	196,822
Administrative fee	94,474
Distribution and service fees	18,326
Sub-transfer agency fee	5,094
Directors' deferred compensation plan	103,402
Accrued expenses	281,505
Total liabilities	$ 20,659,913
Net Assets	$962,110,749
Sources of Net Assets
Paid-in capital	$ 946,251,523
Distributable earnings	15,859,226
Total	$962,110,749
Class A Shares
Net Assets	$ 89,163,680
Shares Outstanding	5,520,281
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.15
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 16.78
Class I Shares
Net Assets	$ 863,670,012
Shares Outstanding	53,399,038
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.17
14
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$9,277,057
Shares Outstanding	573,274
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.18
On sales of $50,000 or more, the offering price of Class A shares is reduced.
15
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income (net of foreign taxes withheld of $2,078)	$ 584,079
Dividend income - affiliated issuers	31,651
Interest and other income (net of foreign taxes withheld of $1,899)	16,015,111
Interest income - affiliated issuers	42,700
Securities lending income, net	7,421
Total investment income	$ 16,680,962
Expenses
Investment advisory fee	$ 2,075,824
Administrative fee	996,395
Distribution and service fees:
Class A	209,597
Directors' fees and expenses	38,411
Custodian fees	29,937
Transfer agency fees and expenses	642,369
Accounting fees	188,044
Professional fees	47,670
Registration fees	151,650
Reports to shareholders	57,861
Miscellaneous	38,281
Total expenses	$ 4,476,039
Waiver and/or reimbursement of expenses by affiliate	$ (266,893)
Net expenses	$ 4,209,146
Net investment income	$ 12,471,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,284,632
Investment securities - affiliated issuers	(4,139)
Futures contracts	1,887,986
Foreign currency transactions	30,979
Forward foreign currency exchange contracts	2,124,608
Net realized gain	$ 6,324,066
Change in unrealized appreciation (depreciation):
Investment securities	$ (21,592,004)
Investment securities - affiliated issuers	(37,969)
Futures contracts	1,900,948
Foreign currency	(38,305)
Forward foreign currency exchange contracts	2,295,188
Net change in unrealized appreciation (depreciation)	$(17,472,142)
Net realized and unrealized loss	$(11,148,076)
Net increase in net assets from operations	$ 1,323,740
16
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 12,471,816	$ 9,208,527
Net realized gain (loss)	6,324,066	(6,172,077)
Net change in unrealized appreciation (depreciation)	(17,472,142)	22,198,727
Net increase in net assets from operations	$ 1,323,740	$ 25,235,177
Distributions to shareholders:
Class A	$ (1,216,394)	$ (1,392,425)
Class I	(12,377,377)	(9,054,002)
Class R6	(106,700)	(22,346)
Total distributions to shareholders	$ (13,700,471)	$ (10,468,773)
Capital share transactions:
Class A	$ 12,296,351	$ 17,390,289
Class I	342,690,445	233,793,006
Class R6	6,153,046	2,598,426
Net increase in net assets from capital share transactions	$361,139,842	$253,781,721
Net increase in net assets	$348,763,111	$268,548,125
Net Assets
At beginning of year	$ 613,347,638	$ 344,799,513
At end of year	$962,110,749	$613,347,638
17
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.36	$ 15.87	$ 14.82	$ 15.32	$ 15.64
Income (Loss) From Operations
Net investment income(1)	$ 0.21	$ 0.28	$ 0.34	$ 0.27	$ 0.26
Net realized and unrealized gain (loss)	(0.18)	0.55	1.05	(0.39)	(0.16)
Total income (loss) from operations	$ 0.03	$ 0.83	$ 1.39	$ (0.12)	$ 0.10
Less Distributions
From net investment income	$ (0.24)	$ (0.32)	$ (0.34)	$ (0.27)	$ (0.26)
From net realized gain	—	(0.02)	—	(0.11)	(0.16)
Total distributions	$ (0.24)	$ (0.34)	$ (0.34)	$ (0.38)	$ (0.42)
Net asset value — End of year	$ 16.15	$ 16.36	$ 15.87	$ 14.82	$ 15.32
Total Return(2)	0.17%	5.27%	9.53%	(0.80)%	0.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,164	$77,991	$58,422	$42,611	$38,011
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	0.79%	0.86%	0.99%	1.04%
Net expenses	0.73%	0.73%	0.77%	0.85%	0.88%
Net investment income	1.28%	1.77%	2.21%	1.83%	1.71%
Portfolio Turnover	23%	26%	21%	16%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
18
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value — Beginning of year	$ 16.38	$ 15.89	$ 14.83	$ 15.32	$ 15.63
Income (Loss) From Operations
Net investment income(1)	$ 0.25	$ 0.32	$ 0.38	$ 0.33	$ 0.32
Net realized and unrealized gain (loss)	(0.18)	0.55	1.06	(0.40)	(0.15)
Total income (loss) from operations	$ 0.07	$ 0.87	$ 1.44	$ (0.07)	$ 0.17
Less Distributions
From net investment income	$ (0.28)	$ (0.36)	$ (0.38)	$ (0.31)	$ (0.32)
From net realized gain	—	(0.02)	—	(0.11)	(0.16)
Total distributions	$ (0.28)	$ (0.38)	$ (0.38)	$ (0.42)	$ (0.48)
Net asset value — End of year	$ 16.17	$ 16.38	$ 15.89	$ 14.83	$ 15.32
Total Return(2)	0.42%	5.53%	9.84%	(0.48)%	1.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$863,670	$532,149	$285,796	$113,097	$23,641
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.51%	0.54%	0.61%	0.74%	0.68%
Net expenses	0.48%	0.48%	0.48%	0.50%	0.50%
Net investment income	1.52%	2.00%	2.47%	2.24%	2.09%
Portfolio Turnover	23%	26%	21%	16%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 16.39	$ 15.90	$ 15.01
Income (Loss) From Operations
Net investment income(2)	$ 0.26	$ 0.32	$ 0.26
Net realized and unrealized gain (loss)	(0.18)	0.55	0.89
Total income from operations	$ 0.08	$ 0.87	$ 1.15
Less Distributions
From net investment income	$ (0.29)	$ (0.36)	$ (0.26)
From net realized gain	—	(0.02)	—
Total distributions	$ (0.29)	$ (0.38)	$ (0.26)
Net asset value — End of period	$16.18	$16.39	$15.90
Total Return(3)	0.47%	5.58%	7.68% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 9,277	$ 3,208	$ 581
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.46%	0.49%	0.54% (6)
Net expenses	0.43%	0.43%	0.43% (6)
Net investment income	1.56%	1.99%	2.49% (6)
Portfolio Turnover	23%	26%	21% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
20
See Notes to Financial Statements.

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Green Bond Fund (the Fund) is a diversified series of Calvert Impact Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds. The Fund invests primarily in “green” investments which include those issued by companies that develop or provide products or services that seek to provide environmental solutions and/or that support environmental projects, among others.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior-floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade
21

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 106,475,526	$ —	$ 106,475,526
Commercial Mortgage-Backed Securities	—	53,568,585	—	53,568,585
Common Stocks	2,215,056 (1)	—	—	2,215,056
Corporate Bonds	—	578,981,577	—	578,981,577
High Social Impact Investments	—	1,670,811	—	1,670,811
Preferred Stocks	15,527,664	—	—	15,527,664
Senior Floating-Rate Loans	—	3,155,186	—	3,155,186
Sovereign Government Bonds	—	116,947,721	—	116,947,721
Taxable Municipal Obligations	—	27,121,747	—	27,121,747
U.S. Government Agencies and Instrumentalities	—	11,295,434	—	11,295,434
U.S. Government Agency Mortgage-Backed Securities	—	4,037,725	—	4,037,725
Short-Term Investments:
Affiliated Fund	—	35,218,651	—	35,218,651
Securities Lending Collateral	12,633,849	—	—	12,633,849
Total Investments	$30,376,569	$938,472,963	$ —	$968,849,532
Forward Foreign Currency Exchange Contracts	$ —	$ 3,674,066	$ —	$ 3,674,066
Futures Contracts	2,213,341	—	—	2,213,341
Total	$32,589,910	$942,147,029	$ —	$974,736,939
Liability Description
Futures Contracts	$ (351,503)	$ —	$ —	$ (351,503)
Total	$ (351,503)	$ —	$ —	$ (351,503)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes
22

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
I  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
J  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund
23

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
L  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
M  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at the annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2021, the investment advisory fee amounted to $2,075,824. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.73%, 0.48% and 0.43% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $266,893.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $996,395.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $209,597 for Class A shares.
The Fund was informed that EVD received $36,718 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2021.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $46,233 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an
24

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $841, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $493,312,674 and $148,658,297, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $24,235,032 and $31,633,457, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$13,700,471	$10,365,628
Long-term capital gains	$ —	$ 103,145
During the year ended September 30, 2021, distributable earnings was decreased by $567,755 and paid-in capital was increased by $567,755 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,020,996
Undistributed long-term capital gains	3,282,913
Net unrealized appreciation	11,578,729
Distributions payable	(23,412)
Distributable earnings	$15,859,226
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$957,247,684
Gross unrealized appreciation	$ 20,762,652
Gross unrealized depreciation	(9,160,804)
Net unrealized appreciation	$ 11,601,848
25

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2021 is included in the Schedule of Investments. At September 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2021, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended September 30, 2021, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2021, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 3,674,066	$ —
Interest rate	Futures contracts	Distributable earnings	2,213,341 (1)	(351,503) (1)
Total			$5,887,407	$(351,503)
Derivatives not subject to master netting agreement			$2,213,341	$(351,503)
Total Derivatives subject to master netting agreement			$3,674,066	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
26

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2021.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$3,674,066	$ —	$(3,562,826)	$ —	$111,240

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2021 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ 2,124,608	$ —	$ 2,124,608
Futures contracts	—	1,887,986	1,887,986
Total	$2,124,608	$1,887,986	$4,012,594
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ 2,295,188	$ —	$ 2,295,188
Futures contracts	—	1,900,948	1,900,948
Total	$2,295,188	$1,900,948	$4,196,136
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$41,881,000	$89,761,000	$194,545,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
27

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2021, the total value of securities on loan, including accrued interest, was $12,365,711 and the total value of collateral received was $12,633,849, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 11,585,961	$ —	$ —	$ —	$ 11,585,961
Preferred Stocks	842,025	—	—	—	842,025
Sovereign Government Bonds	205,863	—	—	—	205,863
Total	$12,633,849	$ —	$ —	$ —	$12,633,849
The carrying amount of the liability for deposits for securities loaned at September 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2021, the value of the Fund's investment in the Notes and affiliated issuers and funds was $38,033,631, which represents 4.0% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
Corporate Bonds
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23(1)	$ —	$ —	$ —	$ —	$ (18,365)	$ 1,144,169	$ 18,704	$ 1,100,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes:
28

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/Units, end of period
1.50%, 12/15/20(2)	$1,189,991	$ —	$ (1,196,055)	$ —	$ 6,064	$ —	$ 3,738	$ —
1.50%, 12/15/23(2)	—	1,700,000	—	—	(29,189)	1,670,811	20,258	1,700,000
Short-Term Investments
Calvert Cash Reserves Fund, LLC	3,019,064	430,095,719	(397,895,514)	(4,139)	3,521	35,218,651	31,651	35,215,130
Totals				$(4,139)	$ (37,969)	$38,033,631	$74,351

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).
(2)	Restricted security.
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,872,632	$ 30,546,215	2,062,278	$ 32,912,680
Reinvestment of distributions	70,723	1,153,006	82,759	1,321,476
Shares redeemed	(1,190,930)	(19,402,870)	(1,058,461)	(16,843,867)
Net increase	752,425	$ 12,296,351	1,086,576	$ 17,390,289
Class I
Shares sold	34,965,708	$ 571,139,915	19,929,297	$ 319,155,887
Reinvestment of distributions	744,904	12,148,463	547,153	8,759,879
Shares redeemed	(14,799,489)	(240,597,933)	(5,971,478)	(94,122,760)
Net increase	20,911,123	$ 342,690,445	14,504,972	$233,793,006
Class R6
Shares sold	449,216	$ 7,321,761	198,342	$ 3,220,456
Reinvestment of distributions	2,804	45,742	1,195	19,204
Shares redeemed	(74,497)	(1,214,457)	(40,354)	(641,234)
Net increase	377,523	$ 6,153,046	159,183	$ 2,598,426
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
29

Calvert
Green Bond Fund
September 30, 2021
Notes to Financial Statements — continued

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Corporation that it was resigning as the independent registered public accounting firm to the Corporation, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Corporation), KPMG would no longer be independent of the Corporation. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Corporation (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).
30

Calvert
Green Bond Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Green Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Green Bond Fund (the "Fund") (one of the funds constituting Calvert Impact Fund, Inc.), including the schedule of investments, as of September 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years or periods ended September 30, 2020, 2019, 2018, and 2017 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.
31

Calvert
Green Bond Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and capital gains dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 90.69% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $3,727,982 or, if subsequently determined to be different, the net capital gain of such year.
32

Calvert
Green Bond Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Calvert
Green Bond Fund
September 30, 2021
Management and Organization

Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2005	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2000	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
34

Calvert
Green Bond Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
35

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

36

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24201     9.30.21

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2020 and September 30, 2021 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/20	%*	9/30/21	%*
Audit Fees	$93,275	0%	$92,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$21,635	0%	$19,275	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$114,910	0%	$111,275	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c )(7)(i)(C ) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/20		Fiscal Year ended 9/30/21
$	%*	$	%*
$21,635	0%	$19,275	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Accountant.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021